UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CARPARTS.COM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of filing fee (check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 25, 2023
To the Stockholders of CarParts.com, Inc.:
NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (together with any postponements, adjournments or other delays thereof, the “Annual Meeting”) of CarParts.com, Inc., a Delaware corporation (the “Company”), will be held on May 25, 2023 at 9:00 a.m. Pacific Time at the offices of the Company located at 2050 W. 190th Street, Suite 400, Torrance, California 90504, to consider and vote on the following proposals:
1.	election of the following Class II directors to hold office for a term of three years and until their respective successors are elected and qualified: Nanxi Liu and Henry Maier;
2.	ratification of the appointment of RSM US LLP, an independent registered public accounting firm, as independent auditors of the Company for fiscal year 2023;
3.	approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers, or the Say-on-Pay Proposal;
4.	approval of an advisory (non-binding) resolution regarding the frequency of stockholder advisory votes on the compensation of our named executive officers, or the Say-on-Pay Frequency Proposal; and
5.	to approve an amendment to the Company’s 2021 Employee Stock Purchase Plan (the “ESPP”) increasing the number of shares of common stock reserved for issuance under the ESPP by 500,000 shares.
At the Annual Meeting, we will also transact such other business, if any, as may properly come before the Annual Meeting.
Only stockholders of record at the close of business on March 28, 2023 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.
All stockholders are cordially invited to attend the meeting in person. If you wish to attend the meeting in person, you will need to RSVP and print your admission ticket at www.proxyvote.com. An admission ticket together with photo identification must be presented in order to be admitted to the meeting. If you hold your shares in street name and wish to vote by ballot at the Annual Meeting, you will also need to obtain and present a legal proxy entitling you to vote at the Annual Meeting from the broker, bank or other nominee that holds your shares. Please refer to page 1 of the accompanying proxy statement for further details.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 25, 2023: This proxy statement and our annual report on Form 10-K for the year ended December 31, 2022 are available at http://carparts.com/investor.
April 28, 2023
By Order of the Board of Directors

David Meniane
Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON BY REGISTERING AT PROXYVOTE.COM. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY OR VOTING INSTRUCTIONS.
CarParts.com, Inc.
2050 W. 190th Street, Suite 400
Torrance, California 90504
********************************

CARPARTS.COM, INC.
2050 W. 190th Street, Suite 400
Torrance, California 90504
PROXY STATEMENT
These proxy materials and the enclosed proxy card or voting instruction form are being furnished to holders of the common stock, par value $0.001 per share, of CarParts.com, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to be voted at the 2023 Annual Meeting of Stockholders of the Company to be held on May 25, 2023 (together with any postponements, adjournments or other delays thereof, the “Annual Meeting”). The Annual Meeting will be held at 9:00 a.m. Pacific Time at the offices of the Company located at 2050 W. 190th Street, Suite 400, Torrance, California 90504. These proxy materials are expected to be mailed on or about April 28, 2023, to all stockholders entitled to vote at the Annual Meeting.
Purpose of Meeting
The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of the Annual Meeting of Stockholders (the “Notice”) and are described in more detail in this proxy statement.
Meeting Admission
To attend the Annual Meeting, you will need to bring an admission ticket and photo identification. You will need to print an admission ticket in advance by visiting www.proxyvote.com and following the instructions there. You will need the 16-digit control number to access www.proxyvote.com. You can find your control number on:
•	Your proxy card available at www.proxyvote.com or included with this proxy statement; or
•	Your voting instruction form if you hold your shares in street name through a broker, bank or other nominee.
If you wish to vote by ballot at the Annual Meeting and you hold your shares in street name, you will also need to obtain a legal proxy from the broker, bank or other nominee that holds your shares giving you the right to vote your shares at the Annual Meeting. You must present this legal proxy, as well as an admission ticket and valid photo identification at the entrance to the meeting.
For questions about admission to the Annual Meeting, please contact our Corporate Secretary at (424) 205-5512.
Voting; Quorum
The record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as March 28, 2023. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. Each share of our common stock outstanding on the record date entitles its holder to one vote on all matters presented for a stockholder vote at the Annual Meeting.
As of the record date, 56,109,263 shares of our common stock were outstanding.
The presence at the Annual Meeting, of holders of record of a majority of the voting power of our common stock issued and outstanding and entitled to vote, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a quorum is not present, the chairperson of the Annual Meeting or holders of a majority of the voting power of the stockholders present in person or by proxy may adjourn the Annual Meeting.
In the election of directors under Proposal One, the two nominees receiving the highest number of “For” votes will be elected as Class II directors. “Withhold” votes will not be counted as votes cast, and, therefore, will have no effect on the election of directors.

With regard to Proposals Two, Three, and Five, to be approved, the Company must receive the affirmative vote of a majority of the voting power of the stockholders present in person or by proxy and entitled to vote at the Annual Meeting and on the proposal. If you “Abstain” from voting, it will have the same effect as an “Against” vote. With regard to Proposal Four, the frequency that receives the vote of the holders of a majority of the voting power of the stockholders present in person or by proxy and entitled to vote at the Annual Meeting and on the proposal will be deemed to be the frequency selected by the stockholders. If no frequency receives the foregoing vote, then the Company will consider the option that receives the highest number of votes cast in its favor to be the frequency recommended by stockholders. Abstentions will have no effect on the outcome of Proposal Four.
Most of our stockholders hold their shares as a beneficial owner through a broker, bank or other nominee rather than directly in their own name. This is often referred to as holding shares in “street name.” If you hold your shares in street name and you do not give instructions to your broker, bank or other nominee, your shares may constitute broker non-votes.
Under applicable stock exchange rules, a broker, bank or other nominee is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker, bank or other nominee is not entitled to vote shares held for a beneficial owner on “non-routine” matters. Proposals One, Three, Four and Five are each considered non-routine matters. Proposal Two is considered a routine matter. Broker non-votes will have no effect on the outcome of any of the proposals being considered at the Annual Meeting. We encourage you to vote your shares in connection with the Annual Meeting.
All votes will be tabulated by the inspector of election appointed for the Annual Meeting.
Revoking Proxies; Changing Voting Instructions
If you have shares for which you are the stockholder of record, you may vote those shares by proxy. You may vote by mail, internet or telephone pursuant to instructions provided on the proxy card. Additionally, shares held in your name as the stockholder of record may be voted by you by ballot at the Annual Meeting.
If you are the beneficial owner of shares held in street name, you may vote by following the voting instruction form provided to you by your broker or other nominee. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds the shares giving you the right to vote the shares at the Annual Meeting.
If you are a stockholder of record, you may revoke a proxy at any time before it is voted at the Annual Meeting by: (a) delivering a proxy revocation or another duly executed proxy bearing a later date to our Corporate Secretary at 2050 W. 190th Street, Suite 400, Torrance, California 90504; (b) voting again by telephone or over the internet at a later time (only your latest dated proxy will be counted); or (c) attending the Annual Meeting and voting by ballot. Attendance at the Annual Meeting will not revoke a proxy unless you actually vote by ballot at the meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker or other nominee in accordance with the instructions they provided, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting by ballot.
The enclosed proxy also grants the named proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting. We have not been notified by any stockholder of his or her intent to present any other business at the Annual Meeting.
Solicitation
We will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this proxy statement, the Notice, the proxy card and any additional solicitation material furnished to the stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, although there is no formal agreement to do so, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. In the discretion of management, we reserve the right to retain a proxy solicitation firm to assist in the solicitation of proxies.
Note with Respect to Forward-Looking Statements
We have made certain forward-looking statements in this proxy statement that relate to expectations concerning matters that are not historical or current facts. These statements are forward looking statements for the purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933 as amended (the “Securities Act”). In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” and similar expressions intended to identify forward-looking statements. We cannot assure you that such expectations will prove to be correct. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from such expectations, and you should not place undue reliance on these forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by such language. Important factors that may cause such a difference include, but are not limited to, uncertainties regarding the impact of COVID-19 on our business and the economy generally, competitive pressures, our dependence on search engines to attract customers, demand for the Company’s products, the online market and channel mix for aftermarket auto parts, the economy in general, increases in commodity and component pricing that would increase the Company’s product costs, the operating restrictions in our credit agreement, the weather, the impact of customs issues or delays, supply chain disruptions and any other factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Risk Factors contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.carparts.com and the SEC’s website at www.sec.gov. The forward-looking statements contained herein speak only as of the date of this proxy statement. Except as required by law, we do not undertake any obligation to update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE:

ELECTION OF DIRECTORS
Our Second Amended and Restated Certificate of Incorporation provides for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms and each as nearly equal in number as possible as determined by our Board of Directors. As a result, a portion of our Board of Directors will be elected at each annual meeting of stockholders. Messrs. Greyson and Barnes and Ms. Dutra are Class I directors whose terms expire at the 2025 Annual Meeting of Stockholders. Messrs. Meniane and Phelps and Dr. Costa are Class III directors whose terms expire at the 2024 Annual Meeting of Stockholders. Ms. Liu and Mr. Maier are Class II directors whose terms expire at the Annual Meeting.
The class whose term of office expires at the Annual Meeting currently consists of two directors. On the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors selected and approved Ms. Liu and Mr. Maier as nominees for election as Class II directors at the Annual Meeting to serve for a term of three years, expiring at the 2026 Annual Meeting of Stockholders, and until their respective successors are elected and qualified or until their earlier resignation or removal. Each nominee for election is currently a member of our Board of Directors and has consented to be named as a nominee in this proxy statement and agreed to serve as a director if elected. Management has no reason to believe that any of the nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or for good cause will not serve at the time of the Annual Meeting, the persons named on the proxy card will exercise discretionary authority to vote for a substitute nominee or the Board may determine to reduce the size of the Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR ALL the nominees named below.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF THE CLASS II DIRECTOR NOMINEES LISTED BELOW.
Information about our Directors and Nominees
We believe that our Board as a whole should encompass a range of talent, skill, diversity and expertise enabling it to provide sound guidance with respect to our operations and interests. In addition to considering a candidate’s background and accomplishments, the Nominating and Corporate Governance Committee reviews candidates in the context of the current composition of the Board and the evolving needs of our business. In accordance with the listing standards of The Nasdaq Stock Market (the “Nasdaq Rules”) we have charged our Nominating and Corporate Governance Committee with ensuring that at least a majority of the directors qualify as “independent” under the Nasdaq Rules. See “Corporate Governance - Board Committees and Meetings - Nominating and Corporate Governance Committee” for a discussion of the factors that are considered in selecting our director nominees.

Our Board is currently comprised of eight directors. The table and narrative below sets forth information regarding each of our directors and our director nominees, including his or her age as of the date of the Annual Meeting, the year they first became directors, business experience during at least the past five years, public company boards they currently serve on or have recently served, and certain other biographical information and attributes that the Nominating and Corporate Governance Committee determined qualify them to serve as directors. The Nominating and Corporate Governance Committee believes that the director nominees and the other current directors have the following other key attributes that are important to an effective board of directors: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, background, experience and thought; and the commitment to devote significant time and energy to serve on the Board and its committees.
					Committee
Name	Age	Director Since	Current Position(s)	Independent	Audit	Compensation	Nominating and Corporate Governance
Warren “Barry” Phelps III	76	2007	Chairman of the Board	X	X	Chair
Jim Barnes	56	2019	Director	X		X
Dr. Lisa Costa	59	2020	Director	X	X
Jay K. Greyson	63	2014	Director	X	Chair	X
Nanxi Liu	32	2020	Director	X			Chair
Henry Maier	69	2021	Director	X			X
Ana Dutra	58	2022	Director	X			X
David Meniane	40	2022	Chief Executive Officer and Director
Class II Director Nominees
Nanxi Liu has been a director since July 2020. She serves as the Co-CEO and Co-Founder of Blaze Technology, Inc., an AI-powered no-code software platform, and the CFO and Co-Founder of Nanoly Bioscience, Inc., a biotechnology company, and on both companies’ Boards of Directors. Nanxi also serves on the Board of Directors of Proeza Group, a conglomerate, and is a Partner at XFactor Ventures, where she invests in women-founded startups. She previously served on the Boards of Directors of Carlotz prior to its acquisition by Shift Technologies in 2022, and Kindred Biosciences, prior to its acquisition by Elanco (NYSE: ELAN) in 2021. She also served on the Board of Directors for California Department of Motor Vehicles’ New Motor Vehicle Board. Ms. Liu holds a Bachelor of Science degree in Business Administration and a Bachelor of Arts degree in Political Economy from the University of California, Berkeley. We believe that Ms. Liu’s extensive experience in running and advising technology companies qualify her to serve as a director.
Henry J. Maier has been a director since April 2021. From 2013 until his retirement on July 31, 2021, Henry was President and Chief Executive Officer of FedEx Ground, a subsidiary of FedEx Corp. Prior to serving as President and Chief Executive Officer, Mr. Maier was an executive vice president of FedEx Ground and responsible for all the company’s strategic planning, contractor relations and corporate communications programs. Mr. Maier has over 40 years of experience in the transportation industry, including more than 35 years at FedEx companies. He currently serves as a director on the boards and various committees of CalAmp Corp. (Nasdaq: CAMP), CH Robinson, Inc. (Nasdaq:CHRW) and Kansas City Southern (NYSE: KSU), a transportation holding company. Mr. Maier previously served on the Strategic Management Committee of FedEx Corp. (NYSE: FDX), which set the strategic direction for the FedEx enterprise. Mr. Maier receive a Bachelor of Arts degree in Economics from the University of Michigan. We believe Henry is qualified to serve on the Board due to his extensive executive leadership skills and experience within the logistics and transportation industry, which will strengthen the Board’s ability to oversee the execution of our Company’s strategy.

Directors Whose Terms Continue
Class I Directors - Terms Expiring at the 2025 Annual Meeting of Stockholders
Jay K. Greyson has been a director since June 2014. He is a Partner, Managing Director, and Principal of Supply Chain Equity Partners, a committed capital private equity fund dedicated exclusively to the distribution and supply chain industry which he co-founded in 2006. Jay serves as the Executive Chairman of Supply Chain Equity's portfolio companies and leads the development of strategic & tactical planning and execution initiatives. Before co-founding Supply Chain Equity Partners, Jay was a Founding Partner and the Chief Compliance Officer of Vetus Partners, an investment bank specializing in domestic and cross-border mergers, acquisitions and corporate divestitures of middle market businesses, and established and led practice groups at Brown Gibbons Lang & Company, a regional investment banking firm. Over his career, Jay has held various operating company roles, including General Manager, National Sales Manager, Product Manager, and Marketing Manager, as well as having served on a number of boards. Jay holds a B.S.E.E. degree from the University of Virginia, an M.B.A. from the University of Chicago, is recognized by the National Association of Corporate Directors (NACD) as NACD Directorship Certified, and has completed his CERT Certification in Cybersecurity Oversight. We believe that Mr. Greyson is qualified to serve as a director due to his leadership experience in private equity and investment banking, combined with his financial background and management experience in manufacturing, distribution and supply chain.
Jim Barnes has been a director since October 2019. From 2002 to 2022, Mr. Barnes served as the CEO of enVista, LLC, a supply chain and unified commerce consulting firm, which he co-founded. Prior to founding enVista, he was the Executive Vice President and co-founder of Q4 Logistics. Mr. Barnes has over 30 years, designing, implementing and managing supply chain solutions for Fortune 500 companies, and consults for a number of automotive parts manufacturers, distributors and retailers. Mr. Barnes holds a B.S. degree in Mechanical Engineering Technology from Purdue University. We believe Mr. Barnes extensive subject matter expertise with respect to supply planning, supply chain execution and commerce platforms qualify him to serve as a director.
Ana Dutra has been a director since January 2022. She serves on the Board of the Latino Corporate Directors Association and chairs its Educational Foundation Board, of Amyris (NASDAQ: AMRS), and Pembina Pipeline (NYSE: PBA). Previously, she served as a member of the Board of Directors of First Internet Bancorp (Nasdaq: INBK), CME Group Inc. (Nasdaq:CME) and Harvest Inc. (NCSX:HARV). Before that, she was the CEO of The Executives’ Club of Chicago from 2014 until 2018 and of Korn/Ferry Consulting from 2007 until 2013.Ana holds an M.B.A. from Kellogg at Northwestern University, a Masters in Economics from Pontificia Universidade do Rio de Janeiro, and a Juris Doctor from Federal Universidade of Rio de Janeiro. She holds a NACD Directorship Certification, a CERT Certification in Cybersecurity Oversight by Carnegie Mellon University and Diligent ESG Leadership Certification. We believe Ms. Dutra’s extensive experience assisting boards of directors, CEOs and management teams to identify and execute growth strategies through innovation, acquisitions, and new technologies and to pursue their corporate governance objectives qualify her to serve as a director.
Class III Directors - Terms Expiring at the 2024 Annual Meeting of Stockholders
David Meniane has served as our Chief Executive Officer and director since April 18, 2022, and served as our Chief Operating and Financial Officer from March 2019 until April 18, 2022. He previously served as Executive Vice President of L.A. Libations, a start-up accelerator for packaged consumer goods companies in North America, from August 2016 to March 2019, and as Chief Executive Officer of Victoria’s Kitchen, a specialty beverage company, from October 2011 through its acquisition by Hispanica International, Inc. in October 2017. Prior to that, he served as Chief Financial Officer of Aflalo & Harkham Investments, a commercial real estate investment partnership. Mr. Meniane holds a bachelor’s degree in accounting and a master’s degree in taxation from the University of Southern California and is a certified C.P.A. We believe Mr. Meniane’s valuable business and leadership experience, combined with his intimate knowledge of our financial and operational status gained through his various roles at the Company, qualify Mr. Meniane to serve as a director.
Warren “Barry” Phelps III has been a director since September 2007 and Chairman of the Board since August 2017. Since January 2013, he has served as Executive Chairman of Empower RF Systems, a developer and manufacturer of high power RF amplifiers for the defense and commercial markets. Mr. Phelps joined the Board of Empower in February 2007, and served as its Chairman and CEO from October 2009 to January 2013. Since May of 2017, Mr. Phelps has also served on the Board of Luna Innovations, a developer and manufacturer of high-speed optical test products for the commercial and defense markets. From 2000 until his retirement in September 2006, Mr. Phelps served in several executive positions for Spirent Communications plc, a leading communications technology company, most recently as President of the Performance Analysis-Broadband Division. From 1996 to 2000, Mr. Phelps was at Netcom Systems, a provider of network test and measurement equipment, most recently as President and Chief Executive Officer. Prior to that, Mr. Phelps held executive positions, including Chairman and Chief Executive Officer at MICOM Communications, and various financial management roles at Burroughs/Unisys Corporation. He also served on the Board of Trustees of St. Lawrence University. Mr. Phelps holds a B.S. degree in mathematics from St. Lawrence University in Canton, New York and an M.B.A. from The University of Rochester in Rochester, New York. We believe that Mr. Phelps is qualified to serve as a director due to his financial background as well as his executive management experience across numerous technology companies.
Dr. Lisa Costa has been a director since November 2020. Since 2018, she has been a member of the US Government Senior Executive Service. She serves as the Chief Technology and Innovation Officer (CTIO) for the US Space Force. Previously she was CIO for USSOCOM – where she oversaw a $1.3 billion annual IT budget and network and cyber operations that included cloud infrastructure, secure mobility, satellite and terrestrial communications, and DevSecOps agile software development supporting artificial intelligence and machine learning. Dr. Costa was a member of multiple Defense Science Boards, invented numerous systems and algorithms, and has advised Presidential Transition Teams on national security issues. She served on the board of Hire Our Heroes and has advised Fortune 500 companies, including Target, Hilton, Starbucks, Cheniere, and FedEx on enterprise risk management. Previously Dr. Costa served as a director at the MITRE Corporation and was Vice President and Chief Scientist at Planet Risk, Inc. from 2017 to 2018. She is an honoree of the James Schlesinger Award for Service to Our Nation and has been awarded the Joint Chiefs of Staff Joint Meritorious Civilian Service Medal. Dr. Costa holds Bachelor of Science degrees in Computer Science and Mathematics from Rollins College, an MBA from Tampa College, and a PhD in Computer Science from Union Institute. We believe that Dr. Costa is qualified to serve as a director due to her cybersecurity, network operations, and data analytics expertise and her deep understanding of business, technology, and eCommerce, as well as her experience in advising Fortune 500 companies.
Family Relationships
There are no family relationships among any of our directors, executive officers and director nominees.

CORPORATE GOVERNANCE
Code of Ethics and Business Conduct
Our Board of Directors has adopted a Code of Ethics and Business Conduct which applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees. The full text of our Code of Ethics and Business Conduct can be directly accessed at https://www.carparts.com/investor/corporate-governance. We intend to disclose future amendments to certain provisions of the Code of Ethics and Business Conduct and any waivers of provisions of the Code of Ethics and Business Conduct required to be disclosed under the rules of the SEC or the Nasdaq Rules, at the same location on our website. The information contained in, or that can be accessed through, our website does not constitute a part of this proxy statement.
Corporate Governance Guidelines
Our Board of Directors has adopted corporate governance guidelines, which provide the framework for our corporate governance along with our Second Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws (the “Bylaws”), committee charters and other key governance practices and policies. Our corporate governance guidelines cover a wide range of subjects, including the conduct of board meetings, independence and selection of directors, and director ownership guidelines. The corporate governance guidelines can be accessed on our website at https://www.carparts.com/investor/corporate-governance.
Director Independence
The Board reviewed the independence of each of our directors on the basis of the standards adopted by the Nasdaq Stock Market (“Nasdaq”). During this review, the Board considered transactions and relationships between the Company, on the one hand, and each director, members of his or her immediate family, and other entities with which he or she is affiliated, on the other hand. The purpose of this review was to determine which of such transactions or relationships were inconsistent with a determination that the director is independent under the Nasdaq Rules. After the review, the Board of Directors has determined that each of our directors with the exception of Mr. Meniane satisfies the requirements for “independence” under the listing standards of the Nasdaq Rules. In making its determination regarding the independence of Mr. Maier, the Board considered the fact that Mr. Maier previously served as president and CEO of FedEx Ground and payments made by the Company in the ordinary course to FedEx Ground for shipping and carrier services at market rates and terms which payments represented less than 1% of the total revenue of each of FedEx Ground and its parent FedEx Corporation. Mr. Maier retired from his position at FedEx Ground effective July 31, 2021.
Board Leadership Structure
The Board has maintained a separation between the seats of Chairman and Chief Executive Officer since the Company went public in 2007 in recognition of the different demands and responsibilities of the roles and to emphasize the independence of the role of Chairman. The separate roles allow us to have a Chairman focused on the leadership of the Board, providing our Chief Executive Officer with the ability to focus more of his time and energy on managing our operations. The Board also meets regularly in executive session without the presence of management.
On March 15, 2022, the Company announced that its then Chief Executive Officer, Lev Peker, had resigned as Chief Executive Officer and director of the Company. On April 15, 2022, Mr. Peker ceased to serve as a director of the Company and as an officer or employee of the Company and its affiliates.
On March 15, 2022, the Company also announced that it had elevated Mr. David Meniane to its Chief Executive Officer role, effective April 18, 2022, pursuant to which the Company entered into an employment agreement with Mr. Meniane (as disclosed in Exhibit 10.1 of the Current Report on Form 8-K filed by the Company on March 15, 2022, which is incorporated herein by reference), and appointed him as a Class III director of the Company, effective April 18, 2022.
Board Oversight of Risk
The Board is responsible for overseeing our risk management but its duties in this regard are aided by the Audit Committee, which is responsible for discussing with management and our independent auditors’ policies with respect to risk assessment and risk management, including the process by which we undertake major financial and accounting risk assessment and management. The Audit Committee also oversees our corporate compliance programs, as well as the internal audit function. In addition to the Audit Committee’s work in overseeing risk management, our full Board periodically engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the Board receives reports on risk management from senior officers of the Company and from the Compensation Committee, and the Nominating and Corporate Governance Committee. The Audit Committee meets privately with our management team in order to assess the overall control environment and “tone at the top” and to provide the Audit Committee with direct feedback as to any control or oversight issues. Other committees, including the Compensation Committee and the Nominating and Corporate Governance Committee, review risks relevant to their particular areas of responsibility. These matters are reviewed at Board meetings as well and, if deemed necessary and appropriate, in executive session with only the independent directors present. Our management team has the primary responsibility for identifying and managing the known, material risks which could affect our operating and financial performance. Periodically, the management team reviews with the full Board the key risks facing the Company, the Compensation Committee, and the Nominating and Corporate Governance and the plans the Company has put in place to mitigate those risks. Our management team also reviews subsets of risk on a more frequent basis with the Board.
Our Board believes that the process it has established to administer the Board’s risk oversight function would be effective under a variety of leadership frameworks and, therefore, does not have a material effect on our choice of the Board’s leadership structure described above under “Board Leadership Structure.”
Board Committees and Meetings
Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each committee has a written charter that is reviewed annually and revised as appropriate. A copy of each committee’s charter is available on the Investor Relations section of our website at www.carparts.com.
During fiscal 2022, the Board of Directors and the various committees of the Board held the following number of meetings: Board of Directors - 11; Audit Committee - 4; Compensation Committee - 8; and Nominating and Corporate Governance Committee - 6. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees on which they served during the period in which they served. We do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders; however, directors are encouraged to attend all such meetings. All of our then-serving directors attended our 2022 Annual Meeting of Stockholders in person or via video conference.
Audit Committee. Our Audit Committee consists of Messrs. Greyson and Phelps and Dr. Costa. Mr. Greyson is the Chairman of the Audit Committee. Our Board of Directors has determined that each member of the Audit Committee is independent under the Nasdaq Rules and Rule 10A-3 under the Exchange Act. In addition, each of Messrs. Greyson and Phelps qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The primary functions of this committee include the following:
•	meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;
•	meeting with our independent auditors and with internal financial personnel regarding these matters;
•	pre-approving audit and non-audit services to be rendered by our independent auditors;
•	appointing from time to time, engaging, determining the compensation of, evaluating, providing oversight of the work of and, when appropriate, replacing our independent auditors;
•
reviewing our financial statements and periodic reports and discussing the statements and reports with our management and independent auditors, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters;
•	reviewing our financing plans and reporting recommendations to our full Board of Directors for approval and to authorize action; and
•	administering and discussing with management and our independent auditors our Code of Ethics and Business Conduct.

Our internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee. Our independent auditors report directly to the Audit Committee and they also have unrestricted access to this committee.
Compensation Committee. Our Compensation Committee consists of Messrs. Phelps, Barnes and Greyson. Mr. Phelps is the Chairman of our Compensation Committee. Our Board of Directors has determined that each member of the Compensation Committee is independent under the Nasdaq Rules. The primary functions of this committee include the following:
•
determining the compensation and other terms of employment of our executive officers and senior management, and reviewing and approving corporate performance goals and objectives relevant to such compensation;

•	recommending to our Board of Directors the type and amount of compensation to be paid or awarded to members of our Board of Directors;
•
evaluating and recommending to our Board of Directors the equity incentive plans, compensation plans and similar programs advisable for us, as well as modification or termination of existing plans and programs;

•	administering the issuance of stock options and other equity incentive arrangements under our equity incentive plans; and
•
reviewing and approving the terms of employment agreements, severance arrangements, change-in-control protections and any other compensatory arrangements for our executive officers and senior management.

A more detailed description of the role of the Compensation Committee, including the role of executive officers and consultants in compensation decisions, can be found under “Executive Compensation and Other Information” below.
Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of Mses. Liu and Dutra, and Mr. Maier. Ms. Liu is the Chair of our Nominating and Corporate Governance Committee. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the Nasdaq Rules. The primary functions of this committee include the following:
•	identifying qualified candidates to become members of our Board of Directors;
•	selecting nominees for election of directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);
•	selecting candidates to fill vacancies of our Board of Directors; and
•	overseeing the evaluation of our Board of Directors.
The Nominating and Corporate Governance Committee generally seeks directors with strong reputations and experience in areas relevant to the operations and strategies of the Company’s business. In connection with their recommendations regarding the size and composition of the Board, the Nominating and Corporate Governance Committee reviews the appropriate qualities and skills required of directors in the context of the then current make-up of the Board and the needs of the Company. The Nominating and Corporate Governance Committee generally identifies candidates for election to the Board of Directors; reviews their skills, characteristics and experiences; and recommends director nominees to the Board for approval. While we do not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Company is taking active steps to comply with applicable legislation relating to Board diversity requirements. The Nominating and Corporate Governance Committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the Board will possess the appropriate talent, skills, insight and expertise to oversee our business. The Nominating and Corporate Governance Committee assesses each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business; his or her ability to think and act independently and with sound judgment; and his or her ability and commitment to serve our and our stockholders’ long-term interests. All factors considered by the Nominating and Corporate Governance Committee are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board may change from time to time to take into account changes in our business, our future opportunities and strategic plans, and other trends, as well as the portfolio of skills and experience of current and prospective directors.
The Nominating and Corporate Governance Committee generally leads the search for and selects, or recommends that the Board select, candidates for election to the Board. Consideration of new director candidates typically involves a series of committee discussions, a review of information concerning candidates and interviews with selected candidates. The Nominating and Corporate Governance Committee may in the future engage the services of a third-party search firm to identify director candidates. The Nominating and Corporate Governance Committee has the discretion to decide which individuals to recommend for nomination as directors.
The Nominating and Corporate Governance Committee will consider candidates for director recommended by our stockholders who meet the eligibility requirements for submitting stockholder proposals pursuant to Rule 14a-8 for inclusion in our next proxy statement. The Nominating and Corporate Governance Committee will evaluate such recommendations applying its regular nominee criteria. Eligible stockholders wishing to recommend a director nominee must submit such recommendation in writing to the Chair, Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the Company’s address set forth on the first page of this proxy statement by the deadline for submitting stockholder proposals pursuant to Rule 14a-8 for inclusion in our next proxy statement set forth under “Additional Information” below, specifying the following information: (a) the name and address of the candidate, (b) the name, address and phone number of the stockholder making the recommendation and of the director candidate, (c) the director candidate’s qualifications for membership on the Board, (d) a resume of the candidate’s business experience and educational background as well as all of the information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director if nominated by the Board, (e) a description of all direct or indirect arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (naming such person or persons) pursuant to whose request the recommendation is being made by the stockholder, (f) all other companies to which the candidate is being recommended as a candidate for director, and (g) a signed consent of the candidate to cooperate with reasonable background checks and personal interviews, and to serve as a director, if nominated and elected. In connection with its evaluation, the Nominating and Corporate Governance Committee may request additional information from the candidate or the recommending stockholder, and may request an interview with the candidate.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is or has been an officer or employee of our Company or has had any relationship requiring disclosure under Item 404 of Regulation S-K during the last fiscal year. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or Compensation Committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.
Voting Agreements with Stockholders
None
Stockholder Communications to the Board
Our Board of Directors has implemented a process by which stockholders may send written communications directly to the attention of the Board, any committee of the Board or any individual Board member, care of our Corporate Secretary at 2050 W. 190th Street, Suite 400, Torrance, California 90504. The name of any specific intended Board recipient should be noted in the communication. Our Corporate Secretary will be primarily responsible for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and substantive corporate or Board matters. Communications that are of a commercial or frivolous nature, or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board.

Policy on Stock Hedging
All directors and executive officers are prohibited from engaging in short-term or speculative transactions involving our securities, such as publicly traded options, short sales, puts and calls, and hedging transactions, without Board approval.
Environmental, Social, Governance (“ESG”) Oversight
We are committed to conducting business in an environmentally sustainable and socially responsible manner and managing the risks and opportunities that arise from ESG issues. We believe that operating in a socially responsible and sustainable manner will drive long-term value creation for our Company and its stockholders.
The Nominating and Corporate Governance Committee is responsible for overseeing the Company's ESG processes, policies, and performance and making recommendations to the full Board. The Nominating and Corporate Governance Committee will receive regular updates from management on progress and strategy to satisfy these oversight responsibilities. The Audit Committee oversees additional risk management functions, including cybersecurity risks.
In 2021, the Company launched a new initiative to enhance our ESG policies and disclosures informed by the Sustainability Accounting Standards Board (“SASB”) e-commerce industry disclosure guidelines. In 2022, our management reviewed and updated various ESG policies and processes located on the investor relations page of our website at https://www.carparts.com/ESG/. The enhanced policies included: Environmental, Data Privacy, Human Rights, Labor Rights, Whistleblower, and Political Involvement.
In 2022, the Company published its first Corporate Social Responsibility Report (“CSR Report”), located at https://www.carparts.com/ESG/. The CSR Report incorporates the Company’s SASB report, which aligned with the standards for the e-commerce industry includes quantitative data, discussion of data privacy and security, and analysis of the Company’s environmental considerations.
We aim to build upon ESG progress made thus far and continue to develop our long-term ESG roadmap.
Diversity and Inclusion
We work to enable our employees to think creatively and authentically, share their ideas, bring their whole selves to work, and strive to make a difference every day. We are proud to have a diverse team, and we recognize that there is opportunity for us to continue improving representation, particularly among our senior leadership. We support and celebrate all diversity, and are committed to providing an equal employment opportunity regardless of race, color, ancestry, religion, sex, national origin, sexual orientation, age, marital status, disability, gender identity, or Veteran status. Below is a breakdown of how our team self-identifies as of December 31, 2022:
Category	All	Corporate	Management	Executives	Board
Black	22%	4%	10%	—	—
Hispanic/Latinx	15%	15%	10%	28.5%	12.5%
Asian	43%	41%	41%	43%	12.5%
White	18%	38%	35%	35%	75%
Female	39%	41%	36%	14%	37.5%
In addition, our Board of Directors believes that in order to fulfill its overall fiduciary responsibility to stockholders and the Company, it must maintain a strategic composition that includes the experience, qualifications, skills, and diversity needed for each member of the Board of Directors to complement the others. When searching for new directors, the Board of Directors actively seeks to maintain its diversity. As of January 10, 2022, three of our eight board members were female, and two of our eight members represented a minority group.
Board Diversity
The Board believes that it should seek diversity in experience and viewpoint to be represented on the Board. In selecting a director nominee, the Nominating and Governance Committee focuses on a combination of skills, professional expertise, background, and diverse viewpoints that would complement the existing Board.

Board Diversity Matrix (as of 4-20-2023)
Board Size:
Total Number of Directors	8
Gender:	Male	Female	Non- Binary	Undisclosed
Directors	5	3	0	0
Number of directors who identify in any of the categories below:
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian (other than South Asian)	0	1	0	0
South Asian	0	0	0	0
Hispanic or Latinx	0	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	5	1	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Directors with Disabilities	0

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
RSM US LLP (“RSM”) has audited our consolidated financial statements since 2015. The Audit Committee has appointed RSM to continue in this capacity for the fiscal year ending December 30, 2023 (“fiscal 2023”). We are asking our stockholders to ratify the appointment by the Audit Committee of RSM as our independent registered public accounting firm to audit our consolidated financial statements for fiscal 2023 and to perform other appropriate services. Stockholder ratification of the appointment of RSM as our independent registered public accounting firm is not required by the Bylaws or otherwise. In the event that our shareholders fail to ratify the selection, it will be considered a recommendation to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent accounting firm at any time if the committee feels that such a change would be in our best interests and in the best interests of our stockholders.
A representative of RSM is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2023.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Principal Accountant Fees
The following table sets forth the fees billed to us for fiscal years 2022 and 2021 by RSM:
	Fiscal 2022	Fiscal 2021
Audit Fees	$1,317,750	$1,107,750
Audit Related Fees	$21,000	147,000
Tax Fees	$9,975	—
All Other Fees	—	—
Total	$1,348,725	$1,254,750
Audit Fees. Audit fees consisted of fees billed by RSM for professional services rendered in connection with the audit and quarterly reviews of our consolidated financial statements.
Audit Related Fees. Audit related fees for fiscal 2022 consisted of fees billed by RSM for professional services rendered in connection with reviews of registration statements and other accounting consultations not qualifying under audit fees.
Tax Fees. Tax fees include fees for tax compliance, tax advice and tax planning services.
All Other Fees. All other fees relate to services not captured in the audit, audit-related, or tax categories.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
All engagements for services by RSM are subject to prior approval by the Audit Committee pursuant to the pre-approval policy set forth in the charter of the Audit Committee; however, de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The Audit Committee may also delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals, provided that the decision of any member to whom authority is so delegated shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee approved all services provided by RSM for fiscal years 2022 and 2021.

AUDIT COMMITTEE REPORT*
The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022 included in the Company’s Annual Report on Form 10-K for that year.
In carrying out its responsibilities under the Audit Committee Charter, which is available by accessing the investor relations section of our website at https://www.carparts.com/investor/corporate-governance#governance-documents, the Audit Committee, among other things, supervises the relationship between the Company and its independent auditors, including making decisions with respect to their appointment or removal, reviewing the scope of their audit services, pre-approving audit engagement fees and non-audit services and evaluating their independence. The Audit Committee oversees and evaluates the adequacy and effectiveness of the Company’s systems of internal and disclosure controls and internal audit function. The Audit Committee has the authority to investigate any matter brought to its attention and may engage outside counsel for such purpose.
The Company’s management is responsible, among other things, for preparing the financial statements and for the overall financial reporting process, including the Company’s system of internal controls. The independent auditor’s responsibilities include (i) auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles (“GAAP”) and (ii) auditing the financial statements and expressing an opinion on management’s assessment of, and the effective operation of, the Company’s internal control over financial reporting.
The Audit Committee met four times during fiscal 2022. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include sessions with the Company’s independent auditor and management present and regular sessions without the presence of the Company’s management.
As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with management and the Company’s independent auditors, the audited financial statements of the Company for the fiscal year ended December 31, 2022. The Audit Committee discussed with the independent auditors such matters as are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also discussed with the auditors the independence of the auditors from the Company and its management, including the matters in the written disclosures the Audit Committee received from the independent auditor as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and considered the compatibility of non-audit services with the auditor’s independence.
Based on its review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC. The Audit Committee has also selected RSM as the Company’s independent auditors for fiscal year 2023.
Submitted by the Audit Committee of the Board of Directors:
Jay Greyson, Chairman
Barry Phelps
Dr. Lisa Costa
*
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date of this proxy statement and without regard to any general incorporation language therein.

EXECUTIVE OFFICERS
The table below sets forth certain information regarding our current executive officers.
Name	Age	Current Position(s)
David Meniane	40	Chief Executive Officer
Ryan Lockwood	40	Chief Financial Officer
Michael Huffaker	43	Chief Operating Officer
Alfredo Gomez	50	VP, General Counsel
Kals Subramanian	47	Chief Technology Officer
Houman Akhavan	45	Chief Marketing Officer
The following is certain biographical information describing the business experience of each of our executive officers who is not a director. The biography of Mr. Meniane appears earlier in this proxy statement. See “Information about our Directors and Nominees.”
Ryan Lockwood has served as our Chief Financial Officer since April 2022. Previously, Mr. Lockwood served as our Senior Vice President of Finance since June 2020. Before joining CarParts.com, Mr. Lockwood was a Portfolio Manager and Head of Fixed Income from 2011 to 2020 for Private Management Group, a registered investment advisor based out of California. From 2008 to 2011, Mr. Lockwood served as the CFO and Controller of HFE, LP, a family office that managed a multi-sector real estate portfolio. Mr. Lockwood holds a Bachelor of Science degree in Accounting and a Master of Business Taxation degree from the University of Southern California and he is also a CFA Charterholder.
Michael Huffaker has served as our Chief Operating Officer since December 2022. Mr. Huffaker, previously served as Vice President, Category Leader, for Amazon Fresh Grocery from June 2014 to December 2022, where he eventually oversaw a portfolio of 57 purpose-built grocery fulfillment centers, five grocery distribution centers, forty grocery stores and a team of approximately six hundred staff. Prior to that, Mr. Huffaker was Senior Manager for Amazon Fresh from August 2011 to May 2014, and as Manager, Vendor Management, Wireless from March 2008 to July 2011. Mr. Huffaker began his buying career in 2003 at Wal-Mart Stores and thereafter held additional buying roles with Sam’s Club and Circuit City. Mr. Huffaker received both his undergraduate degree and MBA from the University of Arkansas.
Alfredo Gomez has served as our VP, General Counsel since March 2019. He previously served as Consulting Legal Counsel at Cornerstone OnDemand (Nasdaq: CSOD) from May 2018 to January 2019, and Senior Vice President, General Counsel, and Corporate Secretary of Guidance Software (Nasdaq: GUID), a global provider of forensic security solutions, from October 2015 to September 2017. Prior to that time, Mr. Gomez served as General Counsel at EMCORE Corporation (Nasdaq: EMKR) from May 2010 to February 2015 and Deputy General Counsel at Hanmi Bank (Nasdaq: HAFC) from April 2015 to October 2015. In these positions, he directed and executed on legal strategies in the areas of contracts, litigation, employment, compliance, governance, and securities. Mr. Gomez has also held legal positions at j2 Global Communications Inc. (Nasdaq: JCOM), Western Digital Corporation (NYSE: WDC), and Stradling Yocca Carlson & Rauth, P.C. He earned his J.D., cum laude, from the Georgetown University Law Center and a bachelor’s degree in economics from Stanford University.
Kals Subramanian has served as our Chief Technology Officer since April 2022. Before joining CarParts.com, Mr. Subramanian served as Vice President of eCommerce Technology at Lowe’s Company, Inc. from February 2021 to April 2022, and as its Senior Director of Product Management from April 2020 to February 2021. From 2015 to 2020, Mr. Subramanian served as Director of IT Application Delivery and Strategy at Best Buy Co, Inc. and from 2012 to 2015, he held various management positions at Target Corporation within its Target.com and Mobile, Technology Services division. Mr. Subramanian holds a Bachelor of Engineering degree in Electrical and Electronics Engineering from Bharathidasan University.

Houman Akhavan has served as our Chief Marketing Officer since February 2019 and previously served as our VP, Marketing from January 2006 to December 2014. Prior to serving as Chief Marketing Officer of CarParts.com, Inc., Mr. Akhavan served as the CEO of Growth Rocket, a marketing consulting firm from January 2015 to February 2019. He also previously served as a consultant to the Company from August 2004 to December 2005, providing advice and guidance on marketing strategy and website optimization. From February 2000 to July 2004, Mr. Akhavan also served as a co-founder and Chief Strategy Officer of Edigitalweb, Inc., an online marketing and software development firm. which was responsible for the launch of CarParts.com’s (formerly U.S. Auto Parts Network) online presence.
Our executive officers are elected by our Board of Directors and serve at the discretion of our Board until their successors have been duly elected and qualified or until their earlier resignation or removal.

COMPENSATION COMMITTEE REPORT*
The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis section of the Company’s 2023 Proxy Statement. Based on our review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2023 Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for its 2022 fiscal year.
Submitted by the Compensation Committee of the Board of Directors:
Barry Phelps, Chairman
Jay Greyson
Jim Barnes
*
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date of this proxy statement and without regard to any general incorporation language therein.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (CD&A) describes the principles, objectives, policies, practices and components of our executive compensation program and the bases on which executive compensation decisions were made by our Compensation Committee for fiscal 2022 and discloses the various forms of compensation paid to our executives, including the following named executive officers or “NEOs”.
•	Lev Peker(1) – Former Chief Executive Officer
•	David Meniane(1) – Chief Executive Officer
•	Ryan Lockwood(1)– Chief Financial Officer
•	Houman Akhavan– Chief Marketing Officer
•	Alfredo Gomez – VP, General Counsel
•	Kals Subramanian – Chief Technology Officer
(1)
Mr. Peker resigned his position as Chief Executive Officer effective April 15, 2022. Messrs. Meniane and Lockwood were appointed as Chief Executive Officer, and Chief Financial Officer, respectively, effective April 18, 2022.

Policies Relating to Our Common Stock
Insider Trading Policy
Our insider trading policy prohibits all directors, employees and their family members from purchasing or selling any type of security, whether the issuer of that security is the Company or any other company, while aware of material, non-public information relating to the issuer of the security or from providing such material, non-public information to any person who may trade while aware of such information. The insider trading policy also contains anti-hedging and pledging prohibitions, which among other things, prohibit directors and employees from engaging in short sales with respect to our securities, purchasing or pledging Company stock on margin and entering into derivative or similar transactions (i.e. puts, calls, options, forward contracts, collars, swaps or exchange agreements) with respect to our securities. We also have procedures that require trades by executive officers and directors to be pre-cleared by appropriate Company personnel.
Stock Ownership Policy
To further align the long-term interests of our executive officers with those of our stockholders, our stock ownership guidelines require executive officers and non-employee directors to maintain significant direct ownership in our common stock. In particular, our Executive Officer Stock Ownership Policy (“Stock Ownership Policy”) mandates that our executive officers own shares of our common stock having an aggregate value at least equal to 100% of the officer’s annual base salary (600% in the case of our CEO, and 300% in the case of our CFO). Newly-hired or promoted executive officers are required to comply within three years following his or her hire or promotion date. The Stock Ownership Policy also requires that the Company’s CEO and CFO maintain a minimum retention ratio of at least one half of their Company common stock and option holdings until they meet the stock ownership guidelines and a minimum retention ratio of at least two-thirds of all vested restricted stock (net of shares withheld for or used to pay taxes) for a period of at least 36 months following the date such restricted stock vests. The Company maintains separate Director Stock Ownership Guidelines which are discussed below.
Each executive officer and non-employee director remains subject to the Stock Ownership Policy or Director Stock Ownership Guidelines, as applicable, as long as he or she continues to be employed by us or serves on the Board, respectively. Exceptions may be made in extraordinary circumstances such as personal hardship. We measure ongoing compliance with the Stock Ownership Policy and Director Stock Ownership Guidelines annually, as of the date of our annual meeting of stockholders (“Determination Date”), and value the shares held based on the higher of: (i) the price they were acquired or (ii) market value, with market value determined as the closing price of our common stock on the Determination Date. To calculate stock ownership, shares underlying unexercised stock options are not included, while 65% of unvested restricted stock awards (estimating net after tax shares assuming a 35% tax rate) are included.

Executive Compensation Clawback Policy
We adopted an Executive Compensation Clawback Policy pursuant to which executive officers will be required to return incentive compensation paid to them if the financial results upon which the awards were based are materially restated and such executive officer engaged in fraud or intentional illegal conduct which materially contributed to the need for such restatement (a “Material Financial Restatement”). Under the Executive Compensation Clawback Policy, the Company can require reimbursement of all or a portion of any bonus, incentive payment, equity-based compensation (including performance-vesting restricted stock awards, time-vesting restricted stock awards and stock options), or other compensation to the extent that it is paid, earned or vests less than three years prior to the date we publicly disclose the need for the applicable Material Financial Restatement.
We believe the Executive Compensation Clawback Policy is sufficiently broad to reduce the potential risk that an executive officer would intentionally misstate results in order to benefit under an incentive program and provides the opportunity for recoupment in the event that an executive officer took actions that, in hindsight, should not have been rewarded. To the extent that final rules are adopted under the Dodd-Frank act that require additional clawback provisions to apply to the compensation of our executive officers, we will amend the policy accordingly.
Good Governance and Best Practices
In furtherance of our objective of implementing policies and practices that are mindful of the concerns of our stockholders, (i) the Compensation Committee is comprised solely of independent directors, and (ii) the Compensation Committee retained Compensia, Inc. (“Compensia”) as its independent compensation consultant to provide it with advice on matters related to executive compensation, non-employee director remuneration and assistance with preparing compensation disclosure for inclusion in our SEC filings.
The Company provides competitive pay opportunities that we believe reflect best practices. The Compensation Committee continually reviews best practices in governance and executive compensation. In observance of such best practices, the Company:
•	Does not provide supplemental retirement benefits to the NEOs;
•	Maintains incentive compensation plans that do not encourage undue risk taking and align executive rewards with annual and long-term performance;
•	Has not engaged in the practice of re-pricing/exchanging stock options;
•	Does not provide for any “modified single trigger” severance payments to any NEO;
•	Does not provide any tax gross-up payments in connection with any Company compensation programs to any NEO;
•	Maintains an equity compensation program that has a long-term focus, including equity awards that generally vest over a period of three or four years; and
•
Does not permit our directors or employees to engage in short sales with respect to our securities, purchasing or pledging Company stock on margin and entering into derivative or similar transactions with respect to our securities.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Compensation Philosophy and Objectives
Our executive compensation programs are designed to attract, motivate, and retain talented executives who possess skills relevant to the highly competitive and dynamic e-commerce industry in which we operate. Our compensation programs offer competitive compensation and reward the achievement of both short and long-term financial objectives. Compensation generally consists of long-term and short-term incentives and cash and non-cash forms of compensation. Short-term compensation primarily consists of base salary and cash or equity-based bonuses. Long term-incentives include equity awards, typically in the form of restricted stock units or options, although we did not grant any stock options to our executives in 2022. Other compensation components include severance benefits and accelerated vesting upon certain triggering conditions (e.g. change of control), allowances, generally available benefits such as health insurance and retirement benefits (401(k)), benefits associated with participation in our deferred compensation plan, the ability to purchase discounted stock under the Company’s 2021 Employee Stock Purchase Plan (“ESPP”), and the ability to purchase stock under the Company’s Officer and Director Share Purchase Plan. Our general employee benefit programs are selected to be competitive with the broader job market.
Decisions regarding executive compensation are the responsibility of our Compensation Committee, in consultation from time to time with the Board of Directors, members of management and independent compensation consultants. Our CEO provides performance reviews of the other NEOs and makes recommendations to the Compensation Committee regarding their compensation, although the Compensation Committee is not bound by his recommendations. The Compensation Committee believes it possesses the skills and resources required to effectively discharge its duties in reviewing and recommending the compensation arrangements for our NEOs. The Compensation Committee also regularly reviews and approves equity grants to non-executive employees proposed by management, typically on the basis of pre-established ranges, and requires business justification to approve any grants that exceed pre-established ranges. The Compensation Committee meets as frequently as it deems necessary to address matters within its area of responsibility. Review of proposed executive compensation packages for the following year typically commences in the fourth quarter of each fiscal year.
As part of the Compensation Committee’s annual evaluation of executive compensation, the Compensation Committee engaged Compensia to ensure that the Company remained competitive in attracting and retaining talented executives. Other than its work for the Compensation Committee, Compensia has not performed any other services for us, and the Compensation Committee has determined that the work performed by Compensia has not raised any conflict of interest. Compensia consults with the Compensation Committee regarding our executive compensation programs and provides recommendations to ensure our executive compensation practices are competitive, cost effective and reasonably suited to our operational needs, strategic direction and financial condition.
In determining an executive officer’s compensation, the Compensation Committee considers several factors, including, the executive’s responsibilities, expertise, past experience, performance history, our financial condition and outlook, and the compensation practices of companies within our peer group. In general, we seek to be competitive within our peer group for total executive compensation, and allocate more weight to long-term and short-term performance based forms of compensation, which we believe incentivize our executives to manage our operations in a manner that will increase our competitiveness, strengthen our financial position and generate long-term stockholder value.

The Compensation Committee utilized data from the group of peer companies listed below to assist in making compensation decisions for the NEOs. This peer group was reviewed by Compensia and approved by the Compensation Committee and consisted of heavily technology-enabled companies with an internet or applications software focus that we believe are of a similar size to us utilizing trailing twelve-month revenues, market capitalization and employee headcount. At the time this peer group was selected, the median revenue and market capitalization of these firms were approximately $512,000,000 and $1,195,000,000, respectively. In 2022, the Compensation Committee elected to utilize the same peer group used to design our 2021 executive compensation program, consisting of the following entities:
•	Boot Barn	•	Limelight Networks
•	America’s Car-Mart	•	Purple Innovation
•	Revolve Group	•	Quotient Technology
•	e.l.f. Beauty	•	Brightcove
•	Gentherm	•	Shutterstock
•	Motorcar Parts of America	•	Stoneridge
•	PetMed Express	•	The Buckle
•	Magnite	•	The Lovesac Company
•	Casper Sleep	•	Turtle Beach
		•	The RealReal
Base salaries are set to be competitive within our industry and are important in attracting and retaining talented executives. Base salaries may be adjusted based on numerous factors, including a change in an NEO’s responsibilities, demonstrated performance or relevant competitive market data. Although the Compensation Committee does not have a pre-established policy or target a specific percentile among the peer group for the allocation of the various components of executive compensation, given our financial performance in 2021, the Compensation Committee determined it appropriate to maintain the compensation of our NEOs for fiscal 2022 at levels that closely approximate the peer group median percentile for total compensation. This was achieved in part by increasing the use of “at-risk” equity-based forms of compensation. Adjustments to a NEO’s compensation made in connection with the Compensation Committee’s annual review generally occur in the first quarter of the fiscal year. Equity awards for our Named Executive Officers are typically granted during the first quarter of the fiscal year.
Tax Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) disallows a tax deduction to publicly held companies for compensation paid to certain covered executives to the extent such compensation exceeds $1.0 million per covered officer in any year. The Compensation Committee understands that it is possible that the compensation payable to our named executive officers will exceed the $1.0 million limit under Section 162(m). We believe that in establishing the cash and equity incentive compensation programs for our named executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason, we may deem it appropriate to provide one or more named executive officers with the opportunity to earn incentive compensation, whether through annual cash incentive programs tied to our financial performance or through equity awards, which together with base salary in the aggregate may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. We believe it is important to maintain cash and equity incentive compensation at the levels needed to attract and retain the named executive officers essential to our success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.
Components of Compensation
The components of our 2022 executive compensation program include:
•	Base salary
•	Performance based annual incentive bonus under our annual bonus plan
•	Performance based long-term equity incentive awards (“LTI”)
•	Time-based long term equity incentive awards

•	Severance and change of control protection
•	Generally available benefit programs
•	Benefits under our deferred compensation plan
•	Discounted stock purchases under our ESPP
Base salaries are paid in cash but NEOs may elect to have a portion of their salaries paid in shares of our common stock under our Officer and Director Share Purchase Plan and may also allocate a portion of their earnings to purchase stock under our Employee Stock Purchase Plan, in each case subject to plan-specific limits as discussed below. Annual incentive bonuses for fiscal 2022 consisted of equity awards granted under our 2022 annual bonus plan, in the form of performance-based restricted stock units, and additional cash consideration above the target bonus amount. The PRSUs are granted based on a target amount that is set for each executive officer, which is expressed as a percentage of base salary, and vest after 1 year. The total number of shares issued can range from 50% to 200% of the target amount, depending on the degree to which applicable financial metrics and individual management-based objectives (“MBOs”) are realized. Long term incentive-based payments consist of (1) time-based RSUs, which generally vest over a period of three years in equal annual installments (“RSUs”); and (2) performance based restricted stock units which are paid out on the basis of annual and cumulative shareholder returns realized for our common stock over a three-year period relative to the Russell 2000 index (“TSR PRSUs”). The maximum total amount of TSR PRSUs that can be paid out is 300% of the target amount. We did not award any stock options to our NEOs in 2022. Additionally, NEOs are eligible to receive certain severance benefits and acceleration of awards in the event they are involuntarily terminated or we undergo a change of control.
Compensation Structure
Our 2022 compensation structure includes short-term and long-term incentives tied to financial performance in the current and future years. The following table illustrates the percentage of each compensation component for our CEO versus our other executive officers. For incentive-based compensation, target amounts were used.
Overview of Target Executive Compensation for Fiscal 2022
Position	Short Term		Long Term Incentives		Other Compensation
	Base Salary ($)	Target Bonus ($)	Time-based RSUs ($)	Performance- based RSUs ($)	($)
CEO(1)	609,000	609,000	1,899,200	1,661,800	53,766
Other NEOs as a group	1,539,000	881,300	1,423,360	2,527,840	130,484
(1)	Represents the Compensation for Mr. Meniane who was appointed CEO in April 2022.
(2)	Represents the Compensation for Messrs. Lockwood, Akhavan, Gomez and Submramanian.
Compensation Components
The primary components of our executive compensation program generally include (a) base salaries; (b) annual bonuses in the form of performance based restricted stock and cash; (c) annual equity grants; and (d) in certain cases, other long-term equity incentive opportunities. Executives also participate in employee benefit programs available to the broader employee population such as our 401(k) plan and health insurance and are entitled to severance protection benefits, and in 2022 we paid a sign-on bonus to one of our NEOs in order to attract them to the Company. Our executive compensation program is intended to provide executives with overall levels of compensation that are competitive within the e-commerce industry, as well as within a broader spectrum of companies with comparable revenues and market capitalizations. Our 2022 compensation structure includes short-term and long-term incentives tied to financial performance, in the current and future years. The Compensation Committee selected these components for fiscal 2022 in order to attract and retain high performing executives and reward the delivery of strong financial results and stock performance. The use and weight of these components were based on the Compensation Committee's general experience in making a subjective determination of the importance of each component in meeting our overall compensation philosophy and performance objectives. The Compensation Committee believed that this set of components was appropriate and effective but will continue to review these elements of compensation and may change them if it believes that doing so will improve our compensation objectives. The Compensation Committee reviews the entire executive compensation program (other than generally available benefit programs) on at least an annual basis. However, the Compensation Committee at any time may review one or more components as necessary or appropriate to ensure such components remain competitive, appropriately designed to reward performance, and aligned with our compensation philosophy and objectives.
Advisory Vote on Executive Compensation
We currently hold say-on-pay votes every three years. Our most recent say on pay vote took place in connection with our 2020 Annual Meeting of Stockholders, and the next vote is in connection with the Annual Meeting.
Our executive compensation program has previously received strong shareholder support. At the 2017 and 2020 Annual Meetings, it received support of 98.8% and 98.4% of the votes cast, respectively. Our Compensation Committee and the other members of our Board view this consistent high level of support as indicative of our commitment to effectively link pay and performance. Our shareholders’ votes, reflects strong support for our executive compensation program, pay-for-performance compensation philosophy and goals, market best practices and focus on shareholders’ interests.
Annual Base Salaries
Base salaries for NEOs are set with regard to the individual’s position within the Company and the individual’s current and sustained performance results and, in the case of our NEOs for 2022, at levels that would allow us to successfully attract them to the Company. Base salary levels, and any increases or decreases to those levels for each executive, are reviewed annually by the Compensation Committee, and may be adjusted based on factors such as the overall performance of the Company, new roles and/or responsibilities assumed by the executive, the performance of the executive’s area of responsibility, the executive’s significant impact on strategic goals, the executive’s length of service with the Company, or revisions to the Company’s compensation philosophy.
The Compensation Committee reviews executive base salaries in conjunction with our annual performance review process. During this process, the CEO will review the performance of the other NEOs and will report those findings to the Compensation Committee. A NEO’s personal performance will be judged in part on their successful completion of individualized MBO’s. Factors considered in setting an NEO’s base salary, include their experience, skills, expertise, responsibilities, individual performance, and our overall performance as a company, and, where appropriate, the recommendations of our CEO. Individual performance assessments are qualitative, and are guided by the recommendations of our CEO (other than for himself) as well as the experience and knowledge of the members of the Compensation Committee regarding compensation matters. No specific weight is attributed to any of the factors considered by the Compensation Committee in setting base salary changes although expansions in responsibilities or the assumption of additional roles within the Company may result in significant merit increases. Salaries are benchmarked against market data for comparable positions to determine whether total short-term compensation is competitive with the overall job market and the Compensation Committee will evaluates a proposed executive salary in relation to our operational budget and financial projections to determine the extent to which granting an increase is financially prudent. The Compensation Committee does not follow a fixed formula to determine salary increases.
NAME AND TITLE	2021 BASE SALARY	2022 BASE SALARY
Lev Peker, Former Chief Executive Officer(1)	$505,423	$600,000
David Meniane, Chief Executive Officer(2)	$442,192	$609,000
Ryan Lockwood, Chief Financial Officer(3)	$240,000	$400,000
Houman Akhavan, Chief Marketing Officer	$329,423	$360,000
Alfredo Gomez, General Counsel	$323,058	$379,000
Kals Subramanian, Chief Technology Officer(4)	—	$425,000
(1)	Mr. Peker previously served as the Company’s Chief Executive Officer until April 2022.
(2)
Mr. Meniane previously served as the Company’s Chief Financial and Operating Officer until his appointment to the role of Chief Executive Officer in April 2022, and the 2022 Base Salary reflects his salary as Chief Executive Officer of the Company. .

(3)	Mr. Lockwood previously served as the Company’s SVP of Finance until his appointment to the role of Chief Financial Officer, effective April 2022.
(4)	Mr. Subramanian was hired and appointed to the position of Chief Technology Officer in April 2022.

Annual Incentive Bonuses
Our executives are eligible to earn annual incentive bonus compensation under our incentive bonus plan that ties the level of achievement of the Company’s annual financial performance goals to the amount of annual incentive compensation that we pay to each of our executives. Our annual incentive payouts have typically been denominated in equity rather than cash. Our 2022 Bonus Plan for executive officers is designed to drive toward achievement of our annual objectives and reward individual performance in connection with achievement of those shorter-term objectives, while at the same time linking executives’ interests with the creation of stockholder value. Each NEO has a target bonus opportunity expressed as a percentage of his base salary as in effect at the end of the fiscal year. For 2022, the Compensation Committee granted to our NEOs incentive bonuses in the form of performance-based equity awards under our 2016 Equity Incentive Plan at target bonus amounts, with an opportunity to earn additional cash bonuses if performance measures exceed targets. Our Equity Incentive Plan provides the Compensation Committee discretion to grant equity or cash to employees in many forms.
For 2022, incentive bonuses were established based upon a mix of Adjusted EBITDA, total sales, and individualized management-based objectives (“MBOs”), so as to encourage the executives to maximize the performance of the business, and in turn, increase stockholder value. For purposes of the Bonus Plan, we defined Adjusted EBITDA, a non-GAAP measure, as net income (loss) before net interest expense, income tax provision, depreciation and amortization expense and amortization of intangible assets, plus share-based compensation expense. A reconciliation of Adjusted EBITDA to net income (loss) is provided in our Annual Report on Form 10-K. and as Appendix A to this Proxy Statement. Incentive bonuses are established, adjusted and given final approval by the Compensation Committee, which has full discretion as to whether or not to award a given bonus. Target incentive bonuses for our executive officers were granted in the form of PRSUs in lieu of target cash bonus, with the opportunity to earn additional amounts in cash if the bonus performance exceeds target amounts. Each executive’s target bonus for fiscal 2022 is as follows:
NAME AND TITLE	TARGET BONUS (% OF BASE SALARY)	# TARGET PRSUs (#)
Lev Peker, Former Chief Executive Officer(1)	150%	81,893
David Meniane, Chief Executive Officer(2)	100%	58,111
Ryan Lockwood, Chief Operating and Financial Officer(3)	50%	27,528
Houman Akhavan, Chief Marketing Officer	60%	19,654
Alfredo Gomez, General Counsel	70%	24,140
Kals Subramanian, Chief Technology Officer	50%	20,476
(1)	Mr. Peker’s PRSU’s expired once he resigned as the Company’s Chief Executive Officer.
(2)	Mr. Meniane received a grant of 50,773 PRSU in January 2022, and an additional 7,338 PRSU when he was promoted to CEO in April 2022.
(3)	Mr. Lockwood received a grant of 7,096 PRSU in January 2022, and an additional 20,432 PRSU when he was promoted to CFO in April 2022.
Under our 2022 annual bonus plan, 35% of the target bonus for executive officers were based on Adjusted EBITDA, 35% on sales and 30% on achievement of individual MBOs. In 2022, based on achievement relative to sales and Adjusted EBITDA, our NEOs received bonuses as discussed below.
The PRSUs were used to better align the compensation of the executive officers with financial performance. The Company’s goal for an executive to receive a maximum payout of the bonus tied to Adjusted EBITDA performance was $15 million for fiscal 2022, with a target of $9 million, and a minimum performance threshold of $7 million for vesting to commence. The Company’s sales goal for an executive to receive a maximum payout of the bonus tied to sales performance was $703.632 million for fiscal 2022, with a target of $680.371 million, and with a minimum performance threshold of $639.665 million for vesting to commence. The actual number of PRSUs and cash earned by the NEOs for the sales and Adjusted EBITDA components is assessed on a linear basis by the Compensation Committee based on the degree to which the Company achieved its Adjusted EBITDA and sales goals for 2022. Each PRSU earned is settled in one share of the Company’s common stock. The maximum bonus payable to each executive officer under the 2022 annual bonus based on the Adjusted EBITDA, sales performance and MBO components is equal to 200% of the executive’s target bonus opportunity with respect to these components. The Compensation Committee determined to cap bonus payouts for outperformance at 200% of the target bonus amount to limit our executives’ maximum bonus potential.

The following table summarizes the minimum, target, and maximum performance thresholds for the sales and Adjusted EBITDA components of our 2022 annual bonus plan.
Measure/(Weight)	Minimum ($)	Target ($)	Maximum ($)
Sales (35%)	639,665,000	681,371,000	703,632,000
Adjusted EBITDA (35%)	7,000,000	9,000,000	15,000,000
Payout (%)	50%	100%	200%
The table below illustrates the minimum, target, and maximum bonus amounts, expressed in dollars, potentially payable to our NEOs under the annual bonus plan, inclusive of bonus amounts attributable to realization of MBOs:
Name	Minimum ($)(1)	Target ($)	Maximum ($)
Lev Peker	585,000	900,000	1,800,000
David Meniane	395,850	609,000	1,218,000
Ryan Lockwood	130,000	200,000	400,000
Houman Akhavan	140,400	216,000	432,000
Alfredo Gomez	172,445	265,300	530,600
Kals Subramanian	138,125	212,500	425,000
(1)	Minimum bonus amount assumes that only minimum thresholds are met for sales and Adjusted EBITDA goals, and that MBOs are completed at target.
Applying the formula to our 2022 financial performance, and accounting for completion of individual MBOs, the Compensation Committee determined that each of our NEOs achieved between 122% to 142% of their respective performance goals and approved that the following number of shares be distributed to Messrs. Meniane, Lockwood, Akhavan, Gomez, and Subramanian, respectively: 58,111; 27,528; 19,654; 24,140; and 20,476, and additional cash payments of $145,681, $32,861, $47,669, $104, 477 and $53,088, respectively. Actual payouts were based on sales performance, Adjusted EBITDA and completion of MBOs.
Long-Term Equity Compensation
Our Chief Executive Officer, together with the Chair of our Compensation Committee, makes recommendations on equity awards to the Compensation Committee. Our Chief Executive Officer recuses himself with respect to his own equity awards, in which case the Chairman of our Compensation Committee makes such recommendations. Based on these recommendations, the Compensation Committee considers the proposed grants. We believe that long-term performance of the Company is achieved through an ownership culture that encourages long-term performance by our executive officers through the use of equity-based awards and we have established equity incentive plans to provide our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of stockholders. In fiscal years 2019 and 2020, our long-term equity incentive compensation had been awarded in the form of options to acquire shares of our common stock. The Compensation Committee also considers other forms of equity awards, such as time-based and performance vesting restricted stock or restricted stock units, and performance vesting stock options. In 2021 and 2022, long-term equity incentive compensation consisted solely of grants of time-based and performance-vesting restricted stock units. When appropriate, the Compensation Committee also considers (i) the total number of shares used for new equity awards, (ii) the proportion of outstanding equity awards relative to the total number of shares issued and outstanding and (iii) the proportion of outstanding equity awards and the remaining available share pool relative to the total number of shares issued and outstanding. Analyzing these additional factors allows the Compensation Committee to assess the effects that issuing new awards will have on the then-current share reserve, dilution of existing stockholder interests and any resulting share overhang.
An executive officer typically receives a significant restricted stock unit or stock option grant in the year he or she commences employment at the first Compensation Committee meeting following the executive’s date of hire. Stock option grants vest as to 25% of the shares underlying the option on the first anniversary of the grant date, with the remainder vesting in 36 equal monthly installments thereafter, subject in each case to such executive’s continued service through such date. Stock grants generally vest as to 33 1/3% of the shares on the first anniversary of the grant date, with the remainder vesting over the following two years, subject in each case to such executive’s continued service through such date. These stock and stock option grants may vest on an accelerated basis if we undergo a change of control or upon certain terminations of employment with us, as further described in the section titled: “Employment Agreements and Potential Payments upon Termination or Change of Control” below. The Compensation Committee generally approves annual refresh grants for the executives in the first fiscal quarter of each year. The Compensation Committee will, however, periodically consider equity award grants as may be necessary or appropriate to achieve the philosophy and objectives of the overall executive compensation program.
The principal objectives served by our long-term equity incentive awards are to align the interests of our NEOs with our stockholders and to provide each NEO with a significant long-term incentive to manage CarParts.com from the perspective of an owner with an equity stake in the business. Another objective of the equity incentive component of our compensation program is to provide a competitive overall compensation package that will enable us to attract and retain talented executives. The Compensation Committee believes that unvested equity awards are a key factor in motivating and retaining executive personnel, as well as incentivizing executive personnel to preserve the current value and grow the future value of our stock, thereby furthering the interests of our other stockholders.
The Compensation Committee determined the appropriate size of long-term equity-based incentives awarded for fiscal 2021 to our NEOs to meet our philosophy and objectives by reviewing and considering the following factors:
•	Experience, skills, expertise, responsibilities, and position within our company
•	Competitive market data
•	The number and value of each NEOs equity award holdings
•	The amount and value of each NEO’s outstanding awards
•	Each NEO’s total compensation
•	Each NEO’s personal performance
•	Each NEO’s role in contributing to long-term value creation
•	The Compensation Committee’s experience and knowledge with respect to equity compensation, as supplemented by the advice of our compensation consultant
Based on the foregoing considerations, the Compensation Committee granted time-based and performance-based equity awards for fiscal 2022 to our NEOs under our 2016 Equity Incentive Plan (“Equity Incentive Plan”). Our Equity Incentive Plan provides the Compensation Committee discretion to grant equity to employees in many forms. The Compensation Committee selected restricted stock units (RSUs) in various forms, including time-based RSUs which vest over a three-year period, and PRSUs vesting over a period of three years on the basis of total shareholder return. The Compensation Committee believes that these forms address the goals of our long-term incentive program. Time-based RSUs are principally intended to retain key executives and encourage prudent management of our business, and the PRSUs are intended to incentivize stockholder value creation. Time-based RSUs vest over three years with the first 1/3 vesting at least one year after the grant date. For PRSUs tied to total shareholder return, payouts are determined based on 1-year, 2-year, and 3-year total shareholder returns for the Company’s common stock relative to the constituents of the Russell 2000 Index. Total shareholder return is equal to the difference between the average price during the last 90 days of the current year of the measuring period and the average price during the last 90 days of 2020. A maximum of 1/3 of the target amount may be earned after each of years 1 and 2 of the measuring period (calendar years 2021 and 2022), respectively, based on 1-year and 2-year total shareholder return. After year 3, up to 300% of the target amount may be awarded, less amounts previously awarded for years 1 and 2. Target payout levels correspond to performance at the 60th percentile level. Minimum performance at the 25th percentile level is required for vesting to commence and maximum payouts correspond to performance at the 90th percentile level. Payouts are capped at 100% of the target level if total shareholder return is negative. Linear interpolation is used to determine payouts between threshold, target, and maximum performance levels.
During 2022, we granted to our NEOs time-based RSUs with an aggregate fair market value of $2,649,860. For PRSUs tied to relative total shareholder return, the fair value of the grants issued to our NEOs during 2022 at target levels was $6,680,939. In early 2022, Messrs. Peker, Meniane, Akhavan, and Gomez each received a grant of PRSUs with an aggregate fair market value of $5,366,340 (the “Initial PRSU Grant”). Messrs. Meniane, Lockwood and Subramanian each received a grant of PRSUs with an aggregate fair market value of $1,314,599 in April 2022, upon being appointed to the respective roles of CEO, CFO and CTO (the “April Promotion Grant”). Based on the relative total shareholder return realized in 2022, none of the Initial PRSU Grant was paid out and none of the PRSUs tied to relative total shareholder return granted in 2021 to our NEOs were paid out. Only 10.81% of the target amount of the Promotion Grant was paid out in 2023 based on performance corresponding to the 28.8th percentile. The combined fair value of the RSU and PRSU grants are reported in the Stock Awards Column of the Summary Compensation Table.
Summary of Equity Incentive Awards to our NEOs
Based on the factors described above, the Compensation Committee authorized and approved the following equity incentive awards during fiscal 2022 for each of our named executive officers:
Name and Principal Position	Grant Date	Type(1)(2)	Reason	Amount (#)	Vesting
Lev Peker, Former Chief Executive Officer	1/10/2022	PRSU	Long-term Incentive	253,439	3 years
	1/10/2022	PRSU	Annual Bonus	81,893	1 year
	1/10/2022	RSU	Retention	108,617	3 years
David Meniane, Chief Executive Officer(3)	1/10/2022	PRSU	Long-term Incentive	105,478	3 years
	1/10/2022	PRSU	Annual Bonus	50,773	1 year
	1/10/2022	RSU	Retention	45,205	3 years
	4/18/2022	RSU	Retention	201,783	3 years
	4/18/2022	PRSU	Annual Bonus	7,338
	4/18/2022	PRSU	Long Term Incentive	72,317	3 years
Ryan Lockwood, Chief Financial Officer(4)	1/10/2022	PRSU	Annual Bonus	7,097	1 year
	4/18/2022	RSU	Retention	66,762	3 years
	4/18/2022	PRSU	Annual Bonus	20,432	1 year
	4/18/2022	PRSU	Long-term Incentive	58,417	3 years
Houman Akhavan, Chief Marketing Officer	1/10/2022	PRSU	Long-term Incentive	70,459	3 years
	1/10/2022	PRSU	Annual Bonus	19,654	1 year
	1/10/2022	RSU	Retention	30,197	3 years
Alfredo Gomez, General Counsel	1/13/2021	PRSU	Long-term Incentive	58,917	3 years
	1/13/2021	PRSU	Annual Bonus	24,140	1 year
	1/13/2021	RSU	Retention	25,250	3 years
Kals Subramanian, Chief Technology Officer	4/18/2022	PRSU	Long-term Incentive	58,417	3 years
	4/18/2022	PRSU	Annual Bonus	20,476	1 year
	1/13/2021	RSU	Retention	50,359	3 years
(1)	For long-term incentive PRSUs, the amount shown in the table represents the target amount.
(2)
For Annual Bonus PRSUs the amounts shown in the table represents the target amount. The award vests contingent upon the Company’s and individual NEO’s achievement of applicable performance objectives. The percentage of award vesting shall be calculated as follows: (i) up to 35% will be determined and paid out in accordance with Adjusted EBITDA factors, (ii) up to 35% will be determined and paid out in accordance with sales factors, and (iii) up to 30% will be determined and paid out based on accomplishment of individual MBOs.

(3)
Mr. Meniane received equity grants in January 2022 in connection with his employment as the Company’s Chief Financial and Operating Officer, and he received additional grants in April 2022 when he was promoted to the Company’s CEO role.

(4)
Mr. Lockwood received equity grants in January 2022 in connection with his employment as the Company’s SVP, Finance, and he received additional grants in April 2022 when he was promoted to the Company’s CFO role.

Summary Compensation Table
The following tables sets forth information regarding the compensation earned or awarded during fiscal year ended December 31, 2022 by our named executive officers (“NEOs”). The following table also sets forth such information for our NEOs for fiscal years 2022, 2021 and 2020.
Name and Principal Position(1)(2)(3)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(4)(5)(6)	Option Awards ($)(5)	Non-equity Incentive Plan Compensation ($)(9)	Change in Pension Value and Nonqualified deferred compensation earnings ($)(7)	All Other Comp- ensation ($)(8)	Total ($)
Lev Peker Former Chief Executive Officer(1)	2022	$182,826	—	7,861,712	—	—	(95,295)	19,659	7,968,902
	2021	505,423	—	3,614,415	—	—	17,398	49,061	4,186,297
	2020	441,346	—	1,048,000	459,000	—	7,258	46,046	2,001,650

David Meniane(2) Chief Executive Officer	2022	591,115	—	5,813,754	—	145,681	(14,762)	53,766	6,589,554
	2021	442,192	—	1,620,121	—	—	13,739	48,360	2,124,412
	2020	363,461	—	523,400	163,000	—	5,854	45,160	1,100,875

Ryan Lockwood, Chief Financial Officer	2022	350,769	—	1,508,819	—	32,861	(1,118)	40,396	1,931,727
	2021	233,538	—	78,016	—	—	3,321	35,520	350,395
	2020	129,449	—	—	357,445	—	—	17,122	504,016

Houman Akhavan Chief Marketing Officer	2022	359,423	—	2,402,238	—	47,669	(6,435)	25,006	2,827,901
	2021	329,423	—	1,175,094	—	—	4,377	45,188	1,554,082
	2020	311,458	—	328,700	133,700	—	2,671	30,767	807,296

Alfredo Gomez General Counsel	2022	377,942	—	1,887,875	—	104, 477	(7,414)	53,766	2,416,646
	2021	323,058	—	906,293	—	—	4,529	36,778	1,270,668
	2020	285,577	—	133,700	115,000	—	(869)	10.934	757,642

Kals Subramanian(3) Chief Technology Officer	2022	276,923	100,000	1,355,127	—	53,088	—	27,599	1,759,649
(1)	Mr. Peker joined the Company on January 2, 2019, and resigned as Chief Executive Officer effective as of April 15, 2022.
(2)
Mr. Meniane joined the Company on March 15, 2019. He was appointed as Chief Executive Officer effective April 18, 2022. Prior to that date, he served as the Chief Operating Officer and Chief Financial Officer of the Company.

(3)	Mr. Subramanian joined the Company on April 18, 2022, as its Chief Technology Officer.
(4)
The amounts shown represent the aggregate grant date fair value of time-vesting restricted stock units and performance-based restricted stock unit awards (“PRSUs”) as computed in accordance with FASB ASC Topic 718. For RSUs and PRSUs granted in connection with our annual bonus program, fair value is calculated using the closing price on the grant date as if these awards were vested and issued on the grant date at target levels. For PRSUs issued in connection with our long-term incentive compensation program, fair value was measured using a Monte Carlo simulation model as the grants contained a market condition. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” and “Note 5 to the Consolidated Financial Statements - Stockholders Equity and Share-based Compensation” in the Company’s Annual Report on Form 10-K for the fiscal years ended January 2, 2021 and December 31, 2022. For PRSUs, figures provided above for 2020, 2021 and 2022 represent target amounts to be issued at 100% performance levels.

(5)
The amounts shown represent the aggregate grant date fair value of stock and option awards as computed in accordance with FASB ASC Topic 718. For valuation assumptions, see our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” and “Note 5 to the Consolidated Financial Statements - Stockholders Equity and Share-based Compensation” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(6)
For PRSUs, this column discloses the grant date fair value based on the probable outcome (i.e. vesting conditions equal to 100% of annual bonus and Long Term Incentive grant thresholds). For 2022, based on achievement of Adjusted EBITDA, sales objectives, and MBOs, NEOS under our annual bonus plan achieved from the 122% to 142% of the target amount, with the actual number of shares released to our NEOs equaling the target amount, and an additional payment of cash for the achievement above 100%. For our Long

Term Incentive Program, based on 1-year total shareholder return, 10.81% of the number of available shares were released to our NEOs. For 2021, this column also includes the fair market value of RSUs distributed to our NEOs as compensation for accrued vacation balances. For more information, refer to the section above, entitled Summary of Equity Incentive Awards to our NEOs.
(7)	All amounts reported in this column for 2020, 2021, and 2022 represent changes in nonqualified deferred compensation earnings.
(8)	The tables below show the components of “All Other Compensation” for the NEOs.
(9)
The amounts shown represent the amounts cash earned in 2022 and paid in March 2023 under the Company’s annual bonus plan for achievement above target. , NEOS under our annual bonus plan reached from the 122% to 142% of the target amount under the annual bonus plan..

All Other Compensation
The following tables set forth all other categories of compensation granted to our NEOs during fiscal years 2019, 2020 and 2021, as summarized in the All Other Compensation column of the Summary Compensation table above.
Fiscal Year 2022
Name	Auto Allowance	Relocation	401(k), Employer Match	Deferred Compensation, Employer Portion	Health Insurance Premiums and Expenses	Life Insurance Premiums	Total
Lev Peker	$4,000	—	$5,484	$1,868	$7,742	$565	$19,659
David Meniane(1)	$12,000	—	$10,250	$6,031	$23,227	$2,258	$53,766
Ryan Lockwood	$9,000	—	$7,752	$3,507	$17,888	$2,249	$40,396
Houman Akhavan	$12,000	—	$7,140	$3,594	—	$2,272	$25,006
Alfredo Gomez	$12,000	—	$5,143	$3,899	$13,632	$2,809	$37,483
Kals Subramanian(2)	$9,000	—	$3,000	—	$13,549	$2,050	$27,599
(1)	Mr. Meniane joined the Company in March 2019 as Chief Financial and Operating Officer, and was appointed Chief Executive Officer in April 2022.
(2)	Mr. Subramanian joined the Company in April 2022 as its Chief Technology Officer.
Fiscal Year 2021
Name	Auto Allowance	Relocation	401(k), Employer Match	Deferred Compensation, Employer Portion	Health Insurance Premiums and Expenses	Life Insurance Premiums	Total
Lev Peker	$12,000	—	$8,700	$5,174	$21,552	$1,635	$49,061
David Meniane	$9,000	—	$8,700	$4,542	$21,552	$1,566	$48,360
Houman Akhavan	$12,000	—	$8,098	$3,294	$23,292	$1,469	$45,188
Alfredo Gomez	$12,000	—	$6,073	$3,350	$12,662	$2,703	$36,788
Ryan Lockwood(1)	—	—	$6,923	$2,400	$25,215	$982	$35,520
Kals Subramanian(2)	—	—	—	—	—	—	—
(1)	Mr. Lockwood joined the Company in June 2019, as its SVP of Finance, and was appointed as its Chief Financial Officer in April 2022.
(2)	Mr. Subramanian joined the Company in April 2022 as its Chief Technology Officer.
Fiscal Year 2020
Name	Auto Allowance	Relocation	401(k), Employer Match	Deferred Compensation, Employer Portion	Health Insurance Premiums and Expenses	Life Insurance Premiums	Total
Lev Peker	12,000	—	9,749	4,533	18,198	1,566	$46,046
David Meniane	12,000	—	9,750	3,755	18,198	1,458	$45,160
Houman Akhavan	12,000	—	8,981	3,115	5,292	1,380	$30,767
Alfredo Gomez	—	—	6,188	2,856	—	1,890	$10,934
Ryan Lockwood(1)	—	—	3,599	1,107	11,925	491	17,122
Kals Subramanian(2)	—	—	—	—	—	—	—
(1)	Mr. Lockwood joined the Company in June 2019, as its SVP of Finance, and was appointed as its Chief Financial Officer in April 2022.
(2)	Mr. Subramanian joined the Company in April 2022 as its Chief Technology Officer.
Other Compensation
Our executive officers are eligible to receive the same benefits, including non-cash group life and health benefits, as well as a Company match of 50% of contributions to the Company’s 401(k) up to 6% of salary, that are available to all employees. We intend for the 401(k) plan to qualify under Section 401 of the Internal Revenue Code so that contributions by employees or by us to the 401(k) plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) plan.
We also maintain a deferred compensation plan (non-qualified) for employees of the Company earning greater than $140,000 annually, in which such employees are eligible to participate and for which the Company matches 50% of contributions up to 2% of annual base salary. We also provide reimbursement for life insurance premiums to our NEOs and some of our other key executives. Certain additional benefits are also provided to some of our executives from time to time, such as a car allowance and payment of health insurance and life insurance premiums, or relocation assistance, each on a case-by-case basis.
Grant of Plan-Based Awards
The following table summarizes all awards granted to our NEOs in Fiscal 2022. All equity awards were granted pursuant to our 2016 Equity Incentive Plan.
		Estimated Future Payouts Under Equity Incentive Plan Awards			Exercise or base price of option awards ($/Sh)	All other stock awards: Number of shares of stock or units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Lev Peker	1/10/2022	—	—	—	—	108,617	1,193,700(2)
	1/10/2022	52,580	81,893	163,786	—	—	900,004(3)
	1/10/2022	0	253,439	760,317	—	—	5,786,012(4)
David Meniane	1/10/2022	—	—	—	—	45,205	496,803(2)
	1/10/2022	33,002	50,773	101,546	—	—	557,995(3)
	1/10/2022	0	105,478	316,434	—	—	2,408,062(4)
Houman Akhavan	1/10/2022	—	—	—	—	30,197	331,865(2)
	1/10/2022	12,775	19,654	39,308	—	—	215,997(3)
	1/10/2022	0	70,459	211,377	—	—	1,608,579(4)
Alfredo Gomez	1/10/2022	—	—	—	—	25,250	277,498(2)
	1/10/2022	15,691	24,140	48,280	—	—	265,298(3)
	1/10/2022	0	58,917	176,751	—	—	1,345,075(4)
Ryan Lockwood	1/10/2022	3,548	7,097	14,194	—	—	77,963(2)
	4/18/2022	—	—	—	—	66,762	463,996(2)
	4/18/2022	10,215	20,431	40,862	—	—	141,995(3)
	4/18/2022	0	58,417	175,251	—	—	862,819(4)
Kals Subramanian	4/18/2022	—	—	—	—	50,359	350,000(2)
	4/18/2022	10,237	20,475	40,950	—	—	446,642(3)
	4/18/2022	0	100,719	302,157	—	—	1,487,620(4)
(1)	Grant Date Fair Value of Stock and Option Awards. Amounts shown in this column represent fair value under target vesting conditions computed in accordance with FASB ASC Topic 718.
(2)
For time-vesting RSUs, the fair market- value of the grants made on January 10, 2022 was based on $10.99, the closing price of our common stock on the grant date. The fair-market values of the grants of time-vesting RSUs made on April 18, 2022 was based on $6.95, the closing price of our common stock on the grant date.

(3)
For PRSUs granted in connection our annual bonus program on January 10, 2022, the fair-market value of the grant was based on $10.99, the closing price of our common stock on the grant date. The fair-market values of the PRSUs granted in connection with our annual bonus program on April 18, 2022 was based on $6.95, the closing price of our common stock on the grant date.

(4)
For PRSUs granted in connection with our long-term incentive program on the basis of total shareholder return, the fair value of the grant was measured using a Monte Carlo simulation model as the PRSUs contained a market condition at the time of grant.

Outstanding Equity Awards at Fiscal Year-End
The following table presents the outstanding equity awards held by each of the NEOs as of December 31, 2022.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested (#)(2)	Equity Incentive Plan Awards; Number of unearned shares of stock that have not vested (#)	Equity Incentive Plan Awards: Market or payout value of unearned shares of stock that have not vested ($)(2)
David Meniane	3/15/2019	93,750	31,250	$1.00	3/15/2029
	12/30/2019	31,155	37,385	$2.12	12/30/2029	12,815	$80,222
	1/13/2021					20,566	$128,743
(3)	1/13/2021							71,979	$450,589
	1/10/2022					45,205	$282,983
(4)	1/10/2022							50,773	$317,839
(5)	1/10/2022							35,159	$220,097
	4/18/2022					30,992	$194,010
	4/18/2022					170,791	$1,069,152
(6)	4/18/2022							7,338	$45,936
(7)	4/18/2022							24,105	$150,899
Lev Peker	1/2/2019	368,661		$0.97	4/15/2023
	12/30/2019	236,868		$2.12	4/15/2023
Houman Akhavan	2/11/2019	58,333	14,584	$1.08	2/11/2029
	12/30/2019	91,995	30,665	$2.12	12/30/2029	10,508	$65,780
	1/13/2021					16,352	$102,364
(3)	1/13/2021							57,231	$358,268
	1/10/2022					30,197	$189,033
(4)	1/10/2022							19,654	$123,034
(5)	1/10/2022							23,486	$147,024
	2/28/2022					30,000	$187,800
Alfredo Gomez	3/25/2019	112,087	15,625	$1.03	3/25/2029
	12/30/2019	79,128	26,376	$2.12	12/30/2029	9,041	$56,597
	1/13/2021					11,628	$72,791
(3)	1/13/2021							40,696	$254,759
	1/10/2022					25,250	$158,065
(4)	1/10/2022							24,140	$151,116
(5)	1/10/2022							19,639	$122,940
Ryan Lockwood	6/15/2020	53,909	37,500	$8.73	6/15/2030
	5/12/2021					4,737	$29,654
	1/10/2022							7,097	$44,427
	4/18/2022					66,762	$417,930
(6)	4/18/2022							20,431	$127,898
(7)	4/18/2022							19,472	$121,897
Kalamegan Subramanian	4/18/2022					50,359	$315,247
(6)	4/18/2022							20,475	$128,174
(7)	4/18/2022							33,573	$210,167
(1)
Amounts reported in this column includes (i) outstanding time-vesting RSUs and (ii) PRSUs whose payout values were certified by the Compensation Committee prior to fiscal year-end and remain subject to a time-vesting condition.

(2)
The market value of the unvested stock awards is calculated by multiplying the number of units by the closing price of our common stock as of December 31, 2022 (the last trading day of the fiscal year), which was $6.26.

(3)
Stock Awards represented in this row include the number of shares issuable under target vesting conditions in connection with our 2021 long-term-incentive program, as target vesting conditions were not satisfied. These Stock Awards are subject to a three-year vesting period, with a portion of the grant vesting each year on the basis of Total Shareholder Return.

(4)
Stock Awards represented in this row include the total number of shares issuable in connection with our 2022 annual bonus plan under target vesting conditions, because target vesting thresholds were achieved. These Stock Awards are subject to a one-year vesting schedule.

(5)
Stock Awards represented in this row include the number of shares issuable under target vesting conditions in connection with our 2022 long-term-incentive program, as target vesting conditions were not satisfied. These Stock Awards are subject to a three-year vesting period, with a portion of the grant vesting each year on the basis of Total Shareholder Return.

(6)
Stock Awards represented in this row include the total number of shares issuable in connection with our April 2022 annual bonus plan under target vesting conditions, because target vesting thresholds were achieved. These Stock Awards are subject to a one-year vesting schedule.

(7)
Stock Awards represented in this row include the number of shares issuable under target vesting conditions in connection with our April 2022 long-term-incentive program, as target vesting conditions were not satisfied. These Stock Awards are subject to a three-year vesting period, with a portion of the grant vesting each year on the basis of Total Shareholder Return.

Option Exercises and Stock Vested in Last Fiscal Year
The following table presents certain information concerning the exercise of options and vesting of stock awards by each of our NEOs during the fiscal year ended December 31, 2022, including the value of gains on exercise and the value of the stock awards.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)
Lev Peker	—	—	177,063	1,405,082
David Meniane	321,001	1,973,323.41	125,797	953,168
Ryan Lockwood	—	—	12,203	89,684
Houman Akhavan	148,032	937,611	86,615	657,465
Alfredo Gomez	—	—	75,143	566,717
Kals Subramanian	—	—	—	—
(1)
The aggregate dollar amount realized upon exercise is computed by multiplying the number of shares at exercise by the difference between the market price of common stock on the date of exercise and the exercise price of the options.

(2)	The aggregate dollar amount realized upon vesting is computed by multiplying the number of shares vested by the closing stock price on the vesting date.
Nonqualified Deferred Compensation
Our non-qualified deferred compensation plan allows employees of the Company earning greater than $140,000 annually to contribute up to 90% of their salary and/or commissions, and up to 100% of annual and discretionary bonuses. The Company matches 50% of employee deferrals to 2% from all compensation, other than equity-based compensation. The minimum deferral amount is $5,000 per year. All participant contributions vest immediately and each Company matching contribution vests over a period of 3 years in equal installments. Matching contributions are credited on December 31 of the then-current year, subject to a participant’s continued employment. Matching contributions may be revoked for a participant who is terminated for cause or negligence involving a matter of material significance. Participants can select from a range of investment indices and earnings, gains and losses on participant and Company contributions are credited or debited based upon the performance of the investment indices selected by the participant. Upon retirement, accumulated balances are paid out, either as a lump sum or in annual installments over a period of up to 15 years, as selected by the participant. Active participants may also schedule a portion of their accumulated balances to be distributed at a date that is at least 3 years following the year in which the underlying contribution was made. Upon termination of employment, accumulated balances are distributed in a lump sum, less any non-vested matching contributions. Matching contributions become 100% vested in the event of death, disability, non-early retirement or certain changes of control. Hardship withdrawals may be requested for up to 100% of vested deferred compensation and earnings.

Contributions to our named executive officers under our deferred compensation plan in 2022 were as follows:
Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)(1)	Aggregate earnings in last FY ($)(2)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FY ($)
Lev Peker	9,141	1,868	(95,295)	—	0
David Meniane	23,644	6,031	(14,762)	—	89,151
Ryan Lockwood	10,908	3,636	(1,118)	—	20,555
Houman Akhavan	7,385	3,692	(6,435)	—	38,724
Alfredo Gomez	19,383	3,997	(7,414)	—	52,580
Kals Subramanian	—	—	—	—	—
(1)	The amounts disclosed in this column are included in the Summary Compensation Table within the “Deferred Compensation, Employer Portion” column of the All Other Compensation table.
(2)
The values reported in the column entitled “Aggregate earnings in last FY” are reported in the Summary Compensation Table under the “Change in Pension Value and Nonqualified deferred compensation earnings” column.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides certain information with respect to all of our equity compensation plans in effect as of April 4, 2023:
	Number of securities to be issued upon exercise of outstanding options and awards (a)	Weighted-average exercise price of outstanding options and awards (b)(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:	6,525,210	$0.95	1,598,541(1)(2)
Equity compensation plans not approved by security holders:	—	—	—
Total	6,525,210	$0.95	1,598,541
(1)
Represents securities available for issuance under the 2007 Omnibus Plan and 2016 Incentive Plan that may be granted in the form of stock options, restricted stock units, PRSUs or any other type of award available for grant under the 2016 Incentive Plan.

(2)
The share reserve under the 2016 Incentive Plan will automatically increase on January 1st of each year through (and including) January 1, 2026 in an amount equal to one million five hundred thousand (1,500,000) shares per year; however, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares of common stock than would otherwise occur pursuant to the automatic increase.

(3)
Weighted-average exercise price reflects (i) 3,796,482 awards of restricted stock convertible into common stock upon completion of applicable vesting criteria and (ii) options to purchase 4,738,304 shares of common stock at a weighted average exercise price of $2.15.

Additional Narrative Disclosure
Equity Compensation Plans
We currently have outstanding equity awards that were granted under two equity compensation plans, the 2007 Omnibus Incentive Plan and the 2016 Equity Incentive Plan.
2007 Omnibus Incentive Plan
We adopted the 2007 Omnibus Incentive Plan (the “2007 Omnibus Plan”) in January 2007, which became effective on February 8, 2007, the effective date of the registration statement filed in connection with our initial public offering. Options granted under the 2007 Omnibus Plan generally expire no later than ten years from the date of grant and generally vest over a period of four years. The exercise prices of all option grants are equal to 100% of the fair market value on the date of grant. No further shares are available for future grants under the

2007 Omnibus Plan following the Company’s adoption of the 2016 Equity Incentive Plan (the “2016 Incentive Plan”). As of April 1, 2023, 0 restricted stock units were outstanding under the 2007 Omnibus Plan and options to purchase 425,446 shares of our common stock were outstanding under the 2007 Omnibus Plan at a weighted average exercise price of $2.19 per share.
2016 Incentive Plan
Our 2016 Incentive Plan was adopted by our Board of Directors in March 2016 and approved by our stockholders in May 2016. Subject to adjustment for certain changes in the Company’s capitalization, the aggregate number of shares of the Company’s common stock that may be issued under the 2016 Incentive Plan will not exceed the sum of (i) two million five hundred thousand (2,500,000) new shares, (ii) the number of unallocated shares remaining available for the grant of new awards under the Company’s 2007 Omnibus Plan described above as of the effective date of the 2016 Plan (which was equal to 3,894,000 shares as of May 31, 2016) and (iii) any shares subject to a stock award under the 2007 Omnibus Plan that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued, that are not issued because such stock award is settled in cash, that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or that are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award. In addition, the share reserve will automatically increase on January 1st of each year, for a period of nine years, commencing on January 1, 2017 and ending on (and including) January 1, 2026, in an amount equal to one million five hundred thousand (1,500,000) shares per year; however the Board of Directors of the Company may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares of common stock than would otherwise occur pursuant the automatic increase. The share reserve increased by 1,500,000 shares on January 1, 2023.
Options granted under the 2016 Incentive Plan generally expire no later than ten years from the date of grant and generally vest over a period of four years. The exercise prices of all option grants are equal to 100% of the fair market value on the date of grant. The 2016 Incentive Plan allows for the grant of options to purchase common stock to non-employee directors. During 2022, we granted an aggregate of 2,676,954 restricted stock units (including 1,042,788 PRSUs) and 0 options to purchase share of common stock under the 2016 Equity Incentive Plan, which reduced the shares of common stock reserved for future issuance under the 2016 Incentive Plan. As of April 4, 2023, 4,039,056 restricted stock units (including 1,884,296 PRSUs) were outstanding under the 2016 Equity Incentive Plan and options to purchase 2,151,991 shares of our common stock were outstanding under the 2016 Equity Incentive Plan at a weighted average exercise price of $2.55 per share. As of April 4, 2023, 1,598,541 shares of our common stock are reserved for future issuance under the 2016 Incentive Plan.
2021 Officer and Director Share Purchase Plan
On November 16, 2021, the Board of Directors of CarParts.com, Inc. (the “Company”) adopted an Officer and Director Share Purchase Plan (the “Purchase Plan”). The Purchase Plan provides for the optional purchase of shares of Common Stock, directly from the Company at their fair market value, by the Company’s directors and executive officers, at regular intervals in accordance with their pay schedules. Purchases under the Purchase Plan will be funded using payroll deductions, or deductions from fees payable to directors, which deductions will be used to purchase shares of fully vested Common Stock on the payment date when the cash compensation deducted would otherwise have been paid. With respect to the Company’s officers, the payroll deductions may not reduce the participant’s compensation below an amount equal to two (2) times the federal or applicable state minimum wage, whichever is higher, required to be paid each pay period. Participation in the plan is subject to a minimum threshold 1% of the participant’s compensation or director fees. The Compensation Committee is responsible for oversight of the Purchase Plan and approving plan enrollments. In connection with the adoption of the Purchase Plan, the Board reserved a total of 250,000 shares of the Company’s common stock for issuance under the Purchase Plan. Messrs. Peker, Meniane, Akhavan and Gomez have participated in the Purchase Plan. The foregoing description of the Purchase Plan qualified in its entirety by reference to the 8-K filed with the Securities and Exchange Commission on November 22, 2022.

2021 Employee Stock Purchase Plan
Since 2021 we have maintained an Employee Stock Purchase Plan (“ESPP”) in which all employees who work more than 20 hours per week are eligible to participate. Under the ESPP, eligible participants may purchase shares of our common stock at a price that is equal to 85% of the fair market value of our common stock on the first day or last day of a six-month offering period, whichever is lower. There are two offering periods per year, and participants may deduct up to 30% of their post-tax regular compensation. Subject to the number of shares remaining in the share reserve, the maximum number of shares that may be purchased by a participant on any one purchase date for any offering period may not exceed 5,000 shares. A reserve of 250,000 shares was allocated to the ESPP and as of April 10, 2023, 101,449 shares remain available for issuance under the ESPP. The foregoing description of the ESPP is qualified in its entirety by reference to the Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2021.
Employment Agreements and Potential Payments upon Termination or Change of Control
Employment Agreements with Named Executive Officers
We have entered into employment agreements with each of our NEOs. Certain of the key terms of these employment agreements are described below:
Employment Agreement with Mr. Peker
Mr. Peker entered into an Employment Agreement with the Company (the “Peker Employment Agreement”) governing his services as Chief Executive Officer. Pursuant to the terms of the Peker Employment Agreement, Mr. Peker received an initial annual base salary of $507,000, subject to annual performance review, and also received a lump sum signing bonus of $300,000. Mr. Peker was eligible to receive an annual target incentive bonus of up to 150% of his annual base salary, depending on the achievement of certain performance goals to be established by the Compensation Committee of the Board, which may be paid in the form of cash, common stock or restricted stock. While Mr. Peker was employed on an at-will basis, the Peker Employment Agreement provided that in the event of his termination for any reason other than for cause or other than as a result of his own voluntary resignation without good reason, Mr. Peker was entitled to severance payments equal to one year’s base salary (payable over one year in accordance with the Company’s regular pay practices), plus a pro-rated portion of his annual performance bonus for the year in which he was terminated, and reimbursement for the cost of COBRA coverage for a period of up to twelve months following his termination of employment. The Peker Employment Agreement also provided certain benefits to Mr. Peker in order to assist with his relocation to Southern California.
In connection with the Peker Employment Agreement, Mr. Peker was granted options under the Company’s 2016 Equity Incentive Plan, to purchase up to an aggregate of 1,000,000 shares of the Company’s common stock, 25% of which vested on the first anniversary of the grant date, and the remainder of which vested in equal monthly installments over three years, subject to Mr. Peker’s continued service to the Company through such dates and the terms of the Peker Employment Agreement. The exercise price for the options was $0.97, the closing sales price of the Company’s common stock as reported by Nasdaq on the date of grant of the options.
Employment Agreement with Mr. Meniane
In connection with his promotion to Chief Executive Officer, Mr. Meniane entered into an Employment Agreement with the Company (the “Meniane Employment Agreement”) to serve as Chief Executive Officer, pursuant to which Mr. Meniane receives an annual base salary of $646,000, subject to an annual performance review. Mr. Meniane is also eligible to receive an annual target incentive bonus of up to 100% of his annual base salary, depending on the achievement of certain performance goals to be established by the Compensation Committee of the Board, which may be paid in the form of cash, common stock or restricted stock. While Mr. Meniane is employed on an at-will basis, the Meniane Employment Agreement provides that in the event of his termination for any reason (other than for cause), Mr. Meniane will be entitled to severance payments equal to twelve months’ base salary (payable in accordance with the Company’s regular pay practices), plus a pro-rated portion of his accrued target bonus for the year in which he was terminated but solely to the extent such annual bonuses are paid to a majority of the other Company’s bonus eligible employees, and reimbursement for the cost of COBRA coverage for a period of up to twelve months following his termination of employment.

Mr. Meniane was promoted to the role of Chief Executive Officer, effective April 18, 2022. In connection with his promotion, Mr. Meniane’ s annual base salary was increased to $609,000 and he received a promotion grant of $1,187,000 in the form of 3-year time vesting RSUs. His annual bonus amount (payable in PRSUs) was increased by $51,000, and his long-term incentive awards were increased by $718,000 (at target levels).
Employment Agreement with Mr. Lockwood
Mr. Lockwood entered into an Employment Agreement with the Company (the “Lockwood Employment Agreement”) to serve as Chief Financial Officer pursuant to which Mr. Lockwood receives an annual base salary of $400,000, subject to an annual performance review. Mr. Lockwood is also eligible to receive an annual target incentive bonus of up to 50% of his annual base salary, depending on the achievement of certain performance goals to be established by the Compensation Committee of the Board, which may be paid in the form of cash, common stock or restricted stock. While Mr. Lockwood is employed on an at-will basis, the Lockwood Employment Agreement provides that in the event of his termination for any reason (other than for cause), Mr. Lockwood will be entitled to severance payments equal to six months’ base salary (payable in accordance with the Company’s regular pay practices), plus a pro-rated portion of his accrued target bonus for the year in which he was terminated but solely to the extent such annual bonuses are paid to a majority of the other Company’s bonus eligible employees, and reimbursement for the cost of COBRA coverage for a period of up to six months following his termination of employment.
In connection with the Lockwood Employment Agreement, Mr. Lockwood was granted, and he received, a promotion grant of $464,000 in the form of 3-year time vesting RSUs. He was also granted $406,000 of performance restricted stock units vesting over a period of three years on the basis of total shareholder return, and $104,000 of performance restricted stock units, vesting in accordance with the Company’s bonus plan requirements, all subject to Mr. Lockwood’s continued service with the Company through such vesting dates.
Employment Agreement with Mr. Akhavan
Mr. Akhavan entered into an Employment Agreement with the Company (the “Akhavan Employment Agreement”) to serve as Chief Marketing Officer, pursuant to which Mr. Akhavan receives an annual base salary of $330,000, subject to an annual performance review. Mr. Akhavan is also eligible to receive an annual target incentive bonus of up to 75% of his annual base salary, depending on the achievement of certain performance goals to be established by the Compensation Committee of the Board, which may be paid in the form of cash, common stock or restricted stock. While Mr. Akhavan is employed on an at-will basis, the Akhavan Employment Agreement provides that in the event of his termination for any reason (other than for cause), Mr. Akhavan will be entitled to severance payments equal to six months’ base salary (payable in accordance with the Company’s regular pay practices), plus a pro-rated portion of his accrued target bonus for the year in which he was terminated but solely to the extent such annual bonuses are paid to a majority of the other Company’s bonus eligible employees, and reimbursement for the cost of COBRA coverage for a period of up to six months following his termination of employment.
In connection with the Akhavan Employment Agreement, Mr. Akhavan was granted a stock option to purchase 350,000 shares of the Company’s common stock pursuant to our 2016 Equity Incentive Plan. The exercise price for the stock option was $1.08, the closing sales price of the Company’s common stock as reported by Nasdaq on the date of grant. The stock option vests over a four year period, with 25% having vested and become exercisable on the first year anniversary of the grant date, and the remainder of which vests and becomes exercisable in 36 equal monthly installments thereafter, subject to Mr. Akhavan’s continued service with the Company through such vesting dates.
Employment Agreement with Mr. Gomez
Mr. Gomez entered into an Employment Agreement with the Company (the “Gomez Employment Agreement”) to serve as General Counsel, pursuant to which Mr. Gomez receives an annual base salary of $324,000, subject to an annual performance review. Mr. Gomez is also eligible to receive an annual target incentive bonus of up to 71% of his annual base salary, depending on the achievement of certain performance goals to be established by the Compensation Committee of the Board, which may be paid in the form of cash, common stock or restricted stock. While Mr. Gomez is employed on an at-will basis, the Gomez Employment Agreement provides that in the event of his termination for any reason (other than for cause), Mr. Gomez will be entitled to severance payments equal to six months’ base salary (payable in accordance with the Company’s regular pay practices), plus a pro-rated portion of his accrued target bonus for the year in which he was terminated but solely to the extent such annual bonuses are paid to a majority of the other Company’s bonus eligible employees, and reimbursement for the cost of COBRA coverage for a period of up to six months following his termination of employment.
In connection with the Gomez Employment Agreement, Mr. Gomez was granted a stock option to purchase 250,000 shares of the Company’s common stock pursuant to our 2016 Equity Incentive Plan. The exercise price for the stock option was $1.03, the closing sales price of the Company’s common stock as reported by Nasdaq on the date of grant. The stock option vests over a four year period, with 25% having vested and become exercisable on the first year anniversary of the grant date, and the remainder of which vests and becomes exercisable in 36 equal monthly installments thereafter, subject to Mr. Gomez’s continued service with the Company through such vesting dates.
Employment Agreement with Mr. Subramanian
Mr. Subramanian entered into an Employment Agreement with the Company (the “Subramanian Employment Agreement”) to serve as Chief Technology Officer, pursuant to which Mr. Subramanian receives an annual base salary of $400,000, subject to an annual performance review. Mr. Subramanian is also eligible to receive an annual target incentive bonus of up to 50% of his annual base salary, depending on the achievement of certain performance goals to be established by the Compensation Committee of the Board, which may be paid in the form of cash, common stock or restricted stock. While Mr. Subramanian is employed on an at-will basis, the Subramanian Employment Agreement provides that in the event of his termination for any reason (other than for cause), Mr. Subramanian will be entitled to severance payments equal to six months’ base salary (payable in accordance with the Company’s regular pay practices), plus a pro-rated portion of his accrued target bonus for the year in which he was terminated but solely to the extent such annual bonuses are paid to a majority of the other Company’s bonus eligible employees, and reimbursement for the cost of COBRA coverage for a period of up to six months following his termination of employment.
In connection with the Subramanian Employment Agreement, in addition to a $100,000 sign-on bonus, Mr. Subramanian was granted and he received a grant of $350,000 in the form of 3-year time vesting RSUs. And he was granted $700,000 of performance restricted stock units vesting over a period of three years on the basis of total shareholder return, and $142,308 of performance restricted stock units, vesting in accordance with the Company’s bonus plan requirements, all subject to Mr. Subramanian’s continued service with the Company through such vesting dates.
Severance and Change of Control Terms of Equity Awards
•
Upon an executive officer’s termination or resignation for any reason, all stock options granted to such officer that are outstanding on the date of such termination or resignation shall remain exercisable until the earlier of (i) the expiration date set forth in the applicable stock option agreement or (ii) the expiration of one year measured from the date of such termination or resignation;

•
In the event a NEO’s employment is terminated by the Company without cause or such executive officer resigns for good reason within three months before, and ending twelve months following, a change in control, the vesting of all equity compensation awards, including all stock option awards, that are outstanding as of the date of such termination or resignation, shall accelerate in full (except with respect to any restricted stock units granted to such executive officer).

•
In addition, the Company has granted PRSU awards to its NEOs, pursuant to which the unvested portion of such awards accelerate in full in the event such executive officer’s employment is terminated by the Company without cause or such executive officer resigns for good reason at any time.

The tables below show the potential payments and benefits each of the NEOs would have been entitled to receive in the event of a change of control (assuming that a successor entity assumes, substitutes, or continues outstanding equity awards) or if each such officer’s employment had been terminated under the following circumstances as of December 31, 2022. Due to a number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

Potential Payments Upon a Change of Control With no Termination of Employment
Name	Severance Salary ($)	Severance Bonus ($)(1)	Acceleration of Unvested Equity Awards ($)	Health and Welfare Benefits ($)	Total ($)(1)
David Meniane	—	648,155	2,940,470	—	3,588,625
Ryan Lockwood	—	369,197	741,806	—	1,111,003
Houman Akhavan	—	204,456	1,173,303	—	1,377,759
Alfredo Gomez	—	189,560	816,268	—	1,005,828
Kals Subramanian	—	187,902	653,588	—	841,490
(1)
The amount reported in the Severance Bonus column includes the market value as of December 31, 2022, of the target number of PRSUs granted in connection with our annual incentive bonus plan for fiscal 2022.

(2)
Amounts shown include unvested option and stock awards as of December 31, 2022, excluding PRSUs granted for fiscal 2022 which are reported in the Severance Bonus column. Under our 2016 Equity Incentive Plan, in the event of a Change of Control, our Board of Directors generally has discretion to arrange for an acquiring corporation to assume an outstanding equity award or to accelerate the vesting, in whole or in part. For purposes of this table, it is assumed that (i) all time-based awards, including RSUs and PRSUs whose performance conditions were previously certified, and (ii) PRSUs granted in 2022 on the basis of total shareholder return, will be accelerated in full at maximum vesting levels.

Potential Payments Upon Termination Without Cause or Resignation for Good Reason (in each case other than in connection with a Change of Control)
Name	Severance Salary ($)(1)	Severance Bonus ($)(2)	Acceleration of Unvested Equity Awards ($)	Health and Welfare Benefits ($)(3)	Total ($)
David Meniane	646,000	646,000	—	25,589	1,317,589
Ryan Lockwood	212,500	212,500	—	12,794	437,794
Houman Akhavan	190,000	190,000	—	—	380,000
Alfredo Gomez	195,000	195,000	—	7,503	397,503
Kals Subramanian	212,500	212,500	—	11,698	436,698
(1)	For Mr. Meniane the amount in this column amount represents 12 months of continued base salary and for the other NEOs, 6 months base salary.
(2)
The amount reported in the Severance Bonus column includes the market value as of the grant date, of the target number of PRSUs granted, and the target amount of cash eligibility pursuant to our annual incentive bonus plan for fiscal 2022. All severance amounts will be pro-rated for the amount of year actually worked.

(3)
Health and welfare benefits are calculated using the monthly COBRA cost of medical, dental, and vision insurance elected by the NEO during fiscal 2021, multiplied by 12 months for Mr. Meniane, and by 6 months for the other NEOs.

Potential Payments Upon Termination Without Cause or Resignation for Good Reason, each in Connection with a Change of Control
Name	Severance Salary ($)(1)	Severance Bonus ($)(2)	Acceleration of Unvested Equity Awards ($)(3)	Health and Welfare Benefits ($)(4)	Total ($)
David Meniane	646,000	646,000	2,940,470	25,589	4,258,059
Ryan Lockwood	212,500	212,500	741,806	12,794	1,166,806
Houman Akhavan	190,000	190,000	1,173,303	—	1,553,303
Alfredo Gomez	195,000	195,000	816,268	7,503	1,213,771
Kals Subramanian	212,500	212,500	653,588	11,698	1,090,286
(1)	For Mr. Meniane, amount represents 12 months of continued base salary and for the other NEOs, 6 months base salary.
(2)
Annual Incentive Bonuses for 2022 were partially granted in the form of PRSUs. Performance-based grants would be subject to accelerated vesting of target payout amounts, less amounts previously paid out under an applicable award agreement.

(3)
Valuation of acceleration of vesting of unvested equity awards is equal to 100% of the unvested RSUs and long term incentive PRSUs and 100% of the unvested stock options with an exercise price less than the $6.26 per share closing price of our common stock on December 30, 2022, held by each NEO.

(4)
Health and welfare benefits are calculated using the monthly COBRA cost of medical, dental, and vision insurance elected by the NEO during fiscal 2022, multiplied by 12 months for Mr. Meniane, and by 6 months for the other NEOs.

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information for fiscal 2022 about the relationship of the annual total compensation of our employees and the annual compensation of our CEO, Mr. Meniane.
•	the annual total compensation of our median employee was $22,420;
•	the annual total compensation of our CEO was $6,443,873 as reflected in the Summary Compensation Table above; and
•	our estimate of the ratio of our CEO’s annual total compensation to our median employee's annual total compensation was 286 to 1.
As permitted by SEC rules, we selected the individual who represented our median employee, by reviewing total compensation, paid by us for all 1,529 individuals worldwide who were employed by us on December 31, 2022 (whether employed on a full-time, part-time, seasonal, or temporary basis). For employees paid in other than U.S. dollars, we converted their compensation to U.S. dollars and did not make any cost-of-living adjustments to such compensation. We did not annualize total direct compensation for employees employed by us for less than the full fiscal year.
Once we selected the individual who represented the median employee, we then calculated the annual total compensation for this employee using the same methodology we used for our NEOs Summary Compensation Table to yield the median annual total compensation disclosed above.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for calculating the pay ratio allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance
The following table reports the compensation of our Principal Executive Officers (“PEOs”) or CEOs and the average compensation of the other non-CEO NEOs as reported in the Summary Compensation Table for the past three fiscal years, as well as Compensation Actually Paid (“CAP”) as calculated under new Pay-Versus-Performance (“PVP”) disclosure requirements and certain performance measures required by the rules. The disclosure covers our three most-recent fiscal years, which will expand incrementally over the next two years to a rolling five years. Dollar amounts reported as CAP are computed in accordance with Item 402(v) of Regulation S-K.
							Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for First PEO	Compensation Actually Paid to First PEO(1)	Summary Compensation Table Total for Second PEO	Compensation Actually Paid to Second PEO(1)	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs(1)(2)	Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)	Net Income (In thousands)	Revenue (in thousands)
2022	$7,968,902	($6,095,075)	$6,443,873	$1,370,234	$2,187,729	$549,094	$284.55	$109.59	($951)	$661,604
2021	$4,186,297	$9,946,222	$0	$0	$1,645,704	$3,690,466	$509.09	$137.74	($10,339)	$582,440
2020	$2,001,650	$24,365,673	$0	$0	$954,086	$9,946,269	$563.18	$119.96	($1,513)	$443,884

(1)	To calculation CAP, as defined by the SEC, the following deductions and additions were made to the Summary Compensation Table totals:
First PEO – Lev Peker – Summary Compensation Table Total to CAP Reconciliation
Fiscal Year	2020	2021	2022
Summary Compensation Table Total	$2,001,650	$4,186,297	$7,968,902
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($1,507,000)	($3,614,415)	($7,861,712)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$15,617,949	$5,711,202	$0
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$4,994,356	($751,287)	$0
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$1,418,923	$62,577	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$1,839,795	$4,351,848	$357,135
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	($6,559,400)
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0	$0
Compensation Actually Paid	$24,365,673	$9,946,222	($6,095,075)
Second PEO – David Meniane – Summary Compensation Table Total to CAP Reconciliation
Fiscal Year	2020	2021	2022
Summary Compensation Table Total	$0	$0	$6,443,873
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$0	$0	($5,813,754)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$0	$0	$3,535,149
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$0	$0	($1,648,372)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$0	$0	($1,146,662)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0	$0
Compensation Actually Paid	$0	$0	$1,370,234

Average Non–PEO NEO — Summary Compensation Table Total to CAP Reconciliation
Fiscal Year	2020	2021	2022
Summary Compensation Table Total	$954,086	$1,645,704	$2,187,729
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($574,400)	($1,242,718)	($1,788,515)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$6,068,565	$1,912,753	$1,147,519
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$2,344,975	($239,417)	($595,769)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$469,768	$54,121	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$683,276	$1,560,023	($401,870)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0	$0
Compensation Actually Paid	$9,946,269	$3,690,466	$549,094
(2)	The Non-PEO NEOs include the following individuals for the years indicated:
•	2020 – David Meniane and Houman Akhavan
•	2021 – David Meniane, Houman Akhavan, Alfredo Gomez, and Sanjiv N. Gomes
•	2022 – Houman Akhavan, Alfredo Gomez, Ryan Lockwood, and Kals Subramanian
(3)
Total Shareholder Return is measured based on an assumed investment of $100 as of December 31, 2019 in both the common stock of the Company and the peer group, and assumes reinvestment of dividends. The Russell 2000 Index has been selected as the peer group for this comparison.

Compensation Actually Paid Versus Company Performance
The graphs below depict the relationship between each of financial performance measures in the pay versus performance table above and compensation actually paid to our former and current CEOs and, on average, to our other NEOs, for each the three previous fiscal years.

CarParts.com TSR against Russell 2K TSR
CarParts.com TSR
Russell 2K TSR
Value of $100 Investment
$675
$575
$475
$375
$275
$175
$75
$563.18
$509.09
$284.55
$119.96
$137.74
$109.59
2020
2021
2022

Compensation Actually Paid against CarParts.com TSR
$30
$25
$20
$15
$10
$5
$0
($5)
($10)
Compensation Actually Paid ($M)
$600
$500
$400
$300
$200
$100
$0
Value of $100 Investment
$24.37
$9.95
$9.95
$3.69
$1.37
$0.55
($6.10)
2020
2021
2022
PEO
PEO 2
Other NEOs

Compensation Actually Paid against Net Income
$30
$25
$20
$15
$10
$5
$0
($5)
($10)
$0
-$2,000
-$4,000
-$6,000
-$8,000
-$10,000
-$12,000
Compensation Actually Paid ($M)
Net Income ($000's)
$24.37
$9.95
$9.95
$3.69
$1.37
$0.55
($6.10)
2020
2021
2022
PEO
PEO 2
Other NEOs
Net Income

Compensation Actually Paid against Revenue
$30
$25
$20
$15
$10
$5
$0
($5)
($10)
Compensation Actually Paid ($M)
$700,000
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
Revenue ($000's)
$24.37
$9.95
$9.95
$3.69
$1.37
$0.55
($6.10)
2020
2021
2022
PEO
PEO 2
Other NEOs
Revenue

Performance Measures
The performance measures which we believe are most important and are used in determining compensation paid to each of our named executive officers can vary by individual. Included in the table below are the most important performance measures used to link compensation actually paid to company performance, by executive officer, for the fiscal year ended December 31, 2022.
Most Important Performance Measures
Revenue
Adjusted EBITDA*
Relative Total Shareholder Return

*	Adjusted EBITDA is a non-GAAP measure used by management and our board of directors to assess our financial performance. Appendix A sets forth our reconciliation of Adjusted EBITDA (in millions).
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Director Compensation
The compensation and benefits for service as a member of the Board of Directors are determined by our Board of Directors. Directors employed by us or one of our subsidiaries are not compensated for service on the Board or on any committee of the Board; however, we reimburse each of our directors for any out-of-pocket expenses in connection with attending meetings of our Board of Directors and committees of the Board of Directors. Each of our non-employee directors are entitled to a fee of $30,000 per year for his or her service as a director. Members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee each receive an additional $7,500, $5,000 and $2,500, respectively, per year for his or her service on such committee. In fiscal year 2022, the chairpersons of the Board, the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee each received an additional $25,000, $22,000, $10,000, and $7,500, respectively, per year for his or her service as chairperson for such committee. In fiscal year 2022, the chairpersons of the Board, the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee will each receive an additional $25,000, $22,000, $10,000, and $7,500, respectively, per year for his or her service as chairperson for such committee.
In addition, on the date of each annual stockholders meeting, each non-employee member of the Board of Directors will be granted $167,600 of restricted stock units based on the closing stock price on the grant date and our Chairman of the Board (provided such Chairman has served as non-employee member of the Board of Directors and Chairman for at least six months before the date of the stockholder meeting) will be granted an additional $25,000 of restricted stock units based on the closing price on the grant date. These restricted stock units will vest in full at the 2022 annual stockholders meeting, subject to the director’s continuing service on our Board of Directors. Each newly elected Director who first becomes a non-employee director on a date other than an annual stockholders meeting will be granted a number of restricted stock units equal to the product of (i) the amount obtained by dividing (A) $167,600 by (B) the fair market value of a share of the Company’s Common Stock on the grant date, multiplied by (ii) the amount obtained by dividing (x) 12 minus the number of full months that have elapsed from the immediately preceding annual meeting of stockholders of the Company to the initial grant date, by (y) 12 (the “Pro Rata Grant”). Subject to the director's continued service with the Company, each Pro Rata Grant award will vest in full on the date of the Company's 2023 Annual Meeting of Stockholders. These restricted stock units will also immediately vest in full upon a change in control of the Company. The restricted stock units are to be granted under our 2016 Equity Incentive Plan.
Director Stock Ownership Guidelines and Director Payment Election Plan
Our Board believes that an ownership stake in the Company strengthens the alignment of interests between directors and stockholders. In November 2021, in an effort to further align directors’ interests with those of stockholders and implementing best practices in corporate governance, the Company updated its stock ownership guidelines for director share ownership. Accordingly, each director is required to own common stock having a minimum value of 2 times the amount of the independent director annual restricted stock unit grant within four (4) years of joining the Board.
Each director has four years from the implementation of this policy in 2021 or four years after a non-employee director’s appointment to the Board (whichever is later) to satisfy this requirement. To avoid fluctuating ownership requirements, once our directors have achieved the ownership guidelines, they will be considered to have satisfied the requirements as long as the shares used to meet the underlying requirements are retained.
In July 2011, the Board approved the Director Payment Election Plan which provides the directors with a convenient mechanism to acquire stock to comply with the director stock ownership guidelines. Each year the Director Payment Election Plan allows for a director to elect, beginning on the first day of the open trading window following the annual meeting of the Company’s stockholders and ending on the last day of such open trading window, to receive, in lieu of cash, all or a specified percentage of all fees to be earned for serving on the Board in shares of the Company’s common stock. The election shall be irrevocable for each applicable year. The Company will issue to each director who has elected to receive common stock, on the date fees become payable on a quarterly basis during the applicable year in accordance with the Company’s normal payment practices, a number of shares of common stock equal to (i) the cash value of any fees otherwise payable to the director, divided by (ii) the closing sales price for the common stock on the applicable payment date. If the calculation would result in the issuance of any fractional share, the Company will, in lieu of issuing any fractional share, pay cash equal to the fraction multiplied by the closing sales price on the applicable payment date.
The following table sets forth a summary of the compensation earned in fiscal year 2022 by each person who served as a non-employee director during 2022.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	Option Awards ($)(1)(2)	Total ($)
Barry Phelps	$69,053	$192,600	$—	$261,6531
Jim Barnes	$35,000	$167,600	$—	$202,600
Jay K. Greyson	$34,200	$190,400	$—	$224,600
Nanxi Liu	$37,500	$167,600	$—	$205,100
Dr. Lisa Costa	$38,648	$167,600	$—	$206,248
Henry Maier	$35,946	$167,600	$—	$203,546
Ana Dutra	$30,636	$167,600	$—	$198,236
(1)
Stock options and restricted stock units were granted pursuant to our 2016 Incentive Plan. The amounts shown represent the aggregate grant date fair value of such option and restricted stock unit awards as computed in accordance with FASB ASC Topic 718. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” and “Note 5 to the Consolidated Financial Statements - Stockholders Equity and Share-based Compensation” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(2)
As of January 1, 2023, Mr. Phelps held 26,787 restricted stock units and 110,000 options outstanding, Mr. Greyson held 23,310 restricted stock units and 80,000 options outstanding, each of Mr. Barnes, Ms. Liu, Dr. Costa, Mr. Maier, and Ms. Dutra held 23,310 restricted stock units.

(3)
Mr. Greyson elected to have 40% of his director fees paid in stock. Total director fees paid in stock to Mr. Greyson was $22,800, which is included in the amount of stock awarded to him as disclosed in the above table.

OWNERSHIP OF SECURITIES BY
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table indicates information as of March 28, 2023 regarding the ownership of our common stock by:
•	each person who is known by us to own more than 5% of our shares of common stock;
•	Each NEO;
•	each of our directors; and
•	all of our directors and executive officers as a group.
The number of shares beneficially owned and the percentage of shares beneficially owned are based on 56,109,263 shares of common stock outstanding as of March 28, 2023. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares subject to options that are exercisable within 60 days following March 28, 2023 and shares subject to restricted stock units that are convertible within 60 days following March 28, 2023 are deemed to be outstanding and beneficially owned by the grant recipient for the purpose of computing share and percentage ownership of that grant recipient, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.
Name and Address of Beneficial Owners(1)	Number of Shares	Percentage of Shares Beneficially Owned
5% Stockholders:
Blackrock, Inc.(2)	3,604,726	6.4%
Oaktop Capital Management II, L.P.(3)	3,436,279	6.1%
The Vanguard Group(4)	3,747,664	6.7%
David L. Kanen and affiliated entities(5)	2,914,968	5.2%
Officers and Directors:
David Meniane(6)	1,471,654	2.6%
Ryan Lockwood(7)	141,727	*
Houman Akhavan(8)	404,082(1)	*
Alfredo Gomez(9)	701,569	1.2%
Kals Subramanian(10)	30,072	*
Michael Huffaker	1,703	*
Jim Barnes(11)	85,297	*
Jay K. Greyson(11)(12)	271,935	*
Nanxi Liu(11)	34,721	*
Lisa Costa(11)	33,701	*
Barry Phelps(13)	341,466	*
Henry Maier(11)	32,936	*
Ana Dutra(11)	29,664	*
Lev Peker(14)	1,894,903	3.3%
All directors and executive officers as a group (14 persons)	5,475,430	9.7%
*	Less than 1%
(1)	The address for each of the officers and directors is c/o CarParts.com, Inc. at 2050 W. 190th Street, Suite 400, Torrance, California 90504.
(2)
Based on a Schedule 13G/A filed with the SEC on February 1, 2023, consists of 3,604,726 shares for which Blackrock, Inc. has sole voting and dispositive power. The business address of Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055

(3)
Based on a Schedule 13G filed with the SEC on February 14, 2023, consists of 3,436,279 shares over which Oaktop Capital Management II, L.P. has sole voting and dispositive power. The business address of Oaktop Capital Management II, L.P. is One Main Street, Suite 202, Chatham, NJ 07928

(4)	Based on a Schedule 13G filed with the SEC on February 9, 2023, The Vanguard Group beneficially owns shares of our common stock as follows:
Entity	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Amount Beneficially Owned
The Vanguard Group	0	80,960	3,631,931	115,733	3,747,664
The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355
(5)
The information regarding the number of shares beneficially owned or deemed to be beneficially owned by David L. Kanen and affiliated entities is based solely on a Schedule 13D/A filed on December 9, 2022 by Philotimo Fund, LP. According to the Schedule 13D/A, Mr. Kanen and affiliated entities beneficially own shares of our common stock as follows:

Entity	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Amount Beneficially Owned
Philotimo Fund LP	0	1,925,384	0	1,925,384	1,925,384
Kanen Wealth Management, LLC	0	2,779,968	0	2,779,968	2,779,968
Philotimo Focused Growth and Income Fund	0	657,932	0	657,932	657,932
David L. Kanen	135,000	2,779,968	135,000	2,779,968	2,914,968
The business address of each of Mr. Kanen, Kanen Wealth Management LLC, Philotimo Fund LP, and Philotimo Focused Growth and Income Fund is 5850 Coral Ridge Drive, Suite 309, Coral Springs, FL 33076. There is a discrepancy within the Schedule 13D/A filed on December 9, 2022 as to the beneficial ownership of Mr. Kanen. Certain sections within the Schedule 13D/A filing indicate that Mr. Kanen’s beneficial ownership as of December 9, 2022, consisted of (i) 135,000 Shares directly owned by Mr. Kanen and (ii) 2,779,968 Shares beneficially owned by Kanen Wealth Management, LLC. Another section indicates that Mr. Kanen’s beneficial ownership consists of (i) 173,513 shares of common stock over which Mr. Kanen holds sole voting and dispositive power and (ii) 4,946,462 shares of common stock over which Mr. Kanen holds shared voting and dispositive power. For purposes of the beneficial ownership table, we have utilized the amounts specified in the table above.
(6)	Includes 67,260 restricted stock units subject to vesting, and 171,732,905 shares issuable upon exercise of options which are exercisable, as of March 28, 2023 or within 60 days after such date.
(7)	Includes 24,622 restricted stock units subject to vesting, and 64,326 shares issuable upon exercise of options which are exercisable as of March 28, 2023 or within 60 days after such date.
(8)	Includes 177,689 shares issuable upon exercise of options which are exercisable as of March 28, 2023 or within 60 days after such date.
(9)	Includes 217,830shares issuable upon exercise of options which are exercisable as of March 28, 2023 or within 60 days after such date.
(10)	Amount shown also includes 16,786 restricted stock units which are subject to vesting within 60 days of March 28, 2023.
(11)	Amount shown also includes 23,310 restricted stock units which are subject to vesting within 60 days of March 28, 2023.
(12)	Amount shown also includes 80,000 shares issuable upon exercise of options which are exercisable as of March 28, 2023 or within 60 days after such date.
(13)
Amount shown also includes 26,787 restricted stock units which are subject to vesting within 60 days of March 28, 2023 and 110,000 shares issuable upon exercise of options which are exercisable as of March 28, 2023 or within 60 days after such date.

(14)
Based solely on a Form 4 filed April 11, 2022. Includes 1,289,374 shares of common stock reported to owned by Mr. Peker. Also includes 605,529 shares issuable upon exercise of options which are exercisable as of April 15, 2022, the date of Mr. Peker’s resignation.

CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS
Since January 1, 2022, except as set forth below, there has not been, nor is there any proposed transaction where we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, director nominee, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the compensation agreements and other agreements and transactions which are described in “Compensation Discussion and Analysis” and “Corporate Governance - Voting Agreements with Stockholders”.
Policies and Procedures for Related Party Transactions
Pursuant to the written charter of our Audit Committee originally adopted in January 2007 and most recently updated in August, 2020, our Audit Committee is responsible for reviewing and approving all related party transactions and potential conflict of interest situations involving a principal stockholder, a member of the Board of Directors or senior management. In addition, our company policies require that our officers and employees avoid using their positions for purposes that are, or give the appearance of being, motivated by a desire for personal gain, and our policies further require that all officers and employees who have authority to initiate related party transactions provide a written report, on a quarterly basis, of all activities which could result in a conflict of interest or impair their professional judgment. All such written reports concerning related party transactions or conflicts of interest are submitted to, and reviewed by, our Chief Financial Officer and our Audit Committee.
Related Party Transactions
Indemnification Agreements. The Company has entered into indemnification agreements with the Company’s directors and executive officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company also intends to enter into indemnification agreements with the Company’s future directors and executive officers.

PROPOSAL THREE:

ADVISORY VOTE ON EXECUTIVE COMPENSATION
As part of the Board's commitment to excellence in corporate governance, and as required by Section 14A(a)(1) of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Board is providing our stockholders with an opportunity to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.
Summary
We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers (“NEOs”), which consist of the Chief Executive Officer, Chief Financial Officer and next three highest paid executive officers, as described in the Compensation Discussion and Analysis section of this Proxy Statement and the related executive compensation tables. The Compensation Committee establishes, recommends and governs all of the compensation and benefits policies and actions for the NEOs. Consistent with our compensation philosophy, the compensation program of our NEOs has been designed to promote a performance-based culture and align the interests of executives with those of stockholders by linking a substantial portion of compensation to our performance. The program rewards superior performance and provides consequences for underperformance. The program is also designed to attract and retain highly-qualified executives who are critical to our success. We urge our stockholders to review the Compensation Discussion and Analysis section of this Proxy Statement and the related executive compensation tables for more information.
We emphasize pay-for-performance. Annual performance-based incentives play an important role in providing incentives to our executives to achieve and exceed short-term performance goals.
Based on our performance in 2022, we achieved the following objectives under our performance based annual incentive bonus plan:
•	Revenue was $661 million, which exceeded the minimum threshold established by the Compensation Committee of $639.6 million; and
•	Adjusted EBITDA was $26 million, which exceeded the target threshold established by the Compensation Committee of $7 million.
Based on our performance in 2022, we achieved the following relative shareholder returns under long term incentive performance-vesting restricted stock unit awards granted in 2022 (the “Performance Shares”):
•
Grants made in January 2022 to our NEOs did not meet the minimum relative total shareholder return for 2022 versus constituents of the Russell 2000 index (“Total Shareholder Return”), and therefore none of these Performance Shares vested. Grants of Performance Shares to Messrs. Meniane, Lockwood and Subramanian in April 2022 did exceed the minimum Total Shareholder Return threshold established by the Compensation Committee, and therefore, 10.81% of the target amount of these Performance Shares were paid out in 2023 based on total shareholder return versus the performance corresponding to the 28.8th percentile.

We believe that our compensation programs are strongly aligned with the long-term interests of our stockholders. We provide pay that is highly leveraged toward equity in order to align total compensation with stockholder interests by encouraging long-term performance. Equity represents a key component of the compensation of our NEOs as a percentage of total target compensation. Specifically:
•	For our CEO, approximately 86.3% of target total compensation in 2022 was in the form of equity; approximately 12.6% was base salary; and approximately 12.6% was short-term incentive; and
•
For our NEOs (other than the CEO), approximately 75.84% (on average) of target total compensation in 2022 was in the form of equity; approximately 24.1% was base salary; and approximately 13.83% was short-term incentive.

We are committed to having strong governance standards with respect to our compensation program, procedures and practices. Pursuant to our commitment to strong governance standards, the Compensation Committee is comprised solely of independent directors. The Compensation Committee has previously retained an independent compensation consultant to provide it with advice on matters related to executive compensation and assistance with preparing compensation disclosure for inclusion in our SEC filings.
We provide competitive pay opportunities that reflect best practices. The Compensation Committee continually reviews best practices in governance and executive compensation. In observance of such best practices, the Company:
•	Does not provide supplemental retirement benefits to the NEOs;
•	Maintains a stock ownership policy for our executives;
•	Maintains incentive compensation plans that do not encourage undue risk taking and align executive rewards with annual and long-term performance;
•	Has not engaged in the practice of re-pricing/exchanging stock options;
•	Does not provide for any “modified single trigger” severance payments to any NEO;
•	Does not provide any tax gross-up payments in connection with any Company compensation programs to any NEO;
•
Maintains an equity compensation program that has a long-term and performance focus, including equity awards that generally vest over a period of three years or which vest only if minimum performance and relative stock performance milestones are met;

•
Maintains compensation programs that have a strong pay-for-performance orientation. For example, in fiscal 2022, the Company made incentive compensation grants of equity compensation to NEO participants related to achievement of the financial metrics in its 2022 incentive bonus plan, and 3-year total shareholder return, (comprising approximately 46.9% of total direct compensation for our CEO and approximately 53.5% of total direct compensation for our NEOs (other than CEO)); and

•
Prohibits our directors or employees from engaging in short sales with respect to our securities, purchasing or pledging Company stock on margin and entering into derivative or similar transactions with respect to our securities.

The Board believes that the information provided above and within the Compensation Discussion and Analysis section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management's interests are aligned with our stockholders' interests to support long-term value creation.
The Board is asking our stockholders to cast a non-binding advisory vote on the following resolution:
“RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, in this Proxy Statement.”
The say-on-pay vote is advisory, and therefore, not binding on the Board or the Compensation Committee. While the resolution is non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and in any additional dialogue, and will consider the outcome of the vote and those opinions when making future compensation decisions. Unless the Board modifies its determination on the frequency of future say-on-pay votes, the next such advisory vote will be held at the 2026 annual meeting of stockholders.
Our stockholders, by 98.4% of the votes cast, approved our say-on-pay proposal at our 2020 annual meeting.
Recommendation of Our Board of Directors
Our Board of Directors unanimously recommends that you vote “FOR” the advisory (non-binding) resolution approving the compensation of the Company’s named executive officers.

PROPOSAL FOUR

ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON
EXECUTIVE COMPENSATION
In Proposal Three above, we are asking stockholders to vote on an advisory resolution on executive compensation. Pursuant to the Dodd-Frank Act and Schedule 14A of the Exchange Act, in this Proposal Four we are asking stockholders to vote on whether future advisory votes on executive compensation should occur every year, every two years or every three years.
After careful consideration, the Board of Directors recommends that future advisory votes on executive compensation occur every three years (triennially). We believe that this frequency is appropriate for a number of reasons. Most significantly, our compensation programs are designed to reward long-term performance. Thus, we encourage our stockholders to evaluate our executive compensation programs over a multi-year horizon and to review the compensation of the named executive officers over the past three fiscal years. In addition, we believe that a triennial advisory vote on executive compensation reflects the appropriate time frame to enable the Compensation Committee and the Board of Directors to evaluate the results of the most recent advisory vote on executive compensation, to discuss the implications of that vote with stockholders to the extent needed, to develop and implement any adjustments to our executive compensation programs that may be appropriate in light of a past advisory vote on executive compensation, and for stockholders to see and evaluate any such adjustments to our executive compensation programs.
The Board of Directors is aware of and took into account views that some have expressed in support of conducting an annual advisory vote on executive compensation, and in fact, as more fully described in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation Committee performs annual benchmarking in order to ensure that we are in-line with our peers in compensating our named executive officers. We are aware that some stockholders believe that annual advisory votes will enhance or reinforce accountability. Because our executive compensation programs have typically not changed materially from year-to-year and are designed to operate over the long-term and to enhance long-term performance, we are concerned that an annual advisory vote on executive compensation could lead to a near-term perspective inappropriately bearing on our executive compensation programs. Additionally, we currently believe that holding an advisory vote on executive compensation every three years will reflect the right balance of considerations in the normal course, and we will periodically reassess that view and can provide for an advisory vote on executive compensation on a more frequent basis if changes in our compensation programs or other circumstances suggest that such a vote would be appropriate.
We understand that our stockholders may have different views as to what is an appropriate frequency for advisory votes on executive compensation, and we will carefully review the voting results on this proposal. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors. While the result of this vote is non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and in any additional dialogue. It will consider the outcome of the vote and those opinions when deciding how frequently to conduct the vote on executive compensation.Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.
It is expected that the next vote on the frequency of future advisory votes on executive compensation will occur at the 2029 annual meeting of stockholders.
Recommendation of our Board of Directors
Our Board of Directors recommends that the stockholders vote to conduct future advisory votes on the Company’s executive compensation “EVERY THREE YEARS.”

COMPENSATION RISK ASSESSMENT
The Compensation Committee has reviewed the Company's compensation policies and practices for all employees, including executive and non-executive officers, and determined that the Company's compensation programs do not give rise to risks reasonably likely to have a material adverse effect on the Company. Several design features of the Company's cash and equity incentive programs reduce the likelihood of excessive risk-taking and instead encourage behaviors that support sustainable value creation by rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. Some of these elements include:
A Balanced Mix of Compensation Components. The program design provides a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics.
Focus on Long-term Incentives. Long-term incentive compensation is an integral part of compensation that discourages short-term risk taking. The long-term incentive grants for senior management are currently allocated between time vesting and performance vesting restricted stock awards, which provides a balance of incentives.
Stock ownership guidelines. Our stock ownership guidelines require that all of our executive officers hold a significant amount of our equity to align their interests with shareholders over the long term.
Clawback policy. We have an Executive Compensation Clawback policy applicable in the event of an accounting restatement.
Prohibition Against Short-term and Speculative Transactions. In an effort to avoid the potential for heightened legal risk or the appearance of improper or inappropriate conduct by our directors, executives and other employees, we prohibit all of our employees and directors from engaging in short-term trading of the Company's securities, short sales, transactions in puts, calls or other derivative securities related to the Company's stock on an exchange or in any other organized market, entering into hedging or monetization transactions that are designed to hedge or offset any decrease in the market value of the Company's securities, margining Company securities held in a margin account, or pledging Company securities as collateral for a loan.

PROPOSAL FIVE

PROPOSAL OF AN AMENDMENT TO THE COMPANY’S 2021 EMPLOYEE STOCK
PURCHASE PLAN TO INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE
UNDER THE PLAN BY 500,000 SHARES
The maximum number of shares of our common stock that may be issued pursuant to purchases made under the 2021 Employee Stock Purchase Plan (the “ESPP”) is currently 250,000 shares. As of April 10, 2023, 148,551 shares have been issued under the 2021 ESPP and 101,449 shares remain available for future issuance. We use the ESPP to facilitate the development of equity ownership by our employees, which we believe more effectively aligns the interests of our employees with those of our shareholders.
On February 17, 2021, the Board of Directors adopted the Company’s ESPP, which provides the Company’s employees with the opportunity to acquire an ownership interest in CarParts.com Inc. through the purchase of shares of the Company’s common stock through payroll deductions. The option price is set at 85% of the market price for the Company’s Common Stock on either the first or last day of the participation period, whichever is lower. Contributions are limited to 10% of an employee's compensation. The ESPP became effective upon its approval by the Company’s shareholders at the 2021 Annual Meeting.
The ESPP currently provides for a total of 250,000 shares of the Company’s common stock for purchase by employees, subject to adjustment for certain changes in our capital (described under “Changes in Capital” below). The ESPP qualifies as an “employee stock purchase plan” under section 423 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), so that our employees may enjoy certain tax advantages (see “Certain Federal Income Tax Consequences” below).
On April 27, 2023, the Board of Directors, acting on the recommendation of the Compensation Committee, unanimously adopted an amendment to the ESPP, subject to approval by the shareholders, to increase the total number of shares of common stock on which options may be granted under the ESPP by 500,000, to 750,000. The Board of Directors recommends approval of this amendment to the ESPP to permit the issuance of this increased number of shares of common stock thereunder. The Board of Directors believes that this proposed increase is in the best interests of the Company and the shareholders. In the event this proposal is not approved by our shareholders, and, as a consequence, we are unable to continue to offer shares under the ESPP, the Board of Directors believes that our ability to encourage stock ownership in the Company, thus aligning the interests of the employees with those of the shareholders, will be materially impaired.
If this proposal is adopted, the first sentence of Section 13(a) of the ESPP would be amended to read, in its entirety, as follows:
“Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of common stock which will be made available for sale under the Plan will be 750,000 shares.”
This proposal summarizes the essential features of the ESPP, as it would be amended pursuant to this proposal. You should read the amended plan for a full statement of its terms and conditions. The full text of the ESPP, as amended by the proposed amendment, is attached to this Proxy Statement as Appendix B and is incorporated by reference herein.
Recommendation of Our Board of Directors
Our Board of Directors unanimously recommends that the stockholders vote “FOR” the adoption of an amendment to the ESPP to increase the total number of shares that may be granted under the ESPP from 250,000 to 750,000.

Description of the 2021 Employee Stock Purchase Plan
The following is a summary of the principal features of the ESPP and its operation. The summary is qualified in its entirety by reference to the ESPP itself which is set forth in Appendix B.
Shares Available for Issuance. If the stockholders approve this proposal, the maximum number of shares of common stock which will be made available for sale under the ESPP will be 750,000 shares. On the record date, the closing price of our common stock on Nasdaq was $5.04 per share.
Administration. The Board of Directors or a committee appointed by the Board of Directors (referred to herein as the “Administrator”) administers the ESPP. Currently, the authority of the Administrator has been delegated to the Compensation Committee. The Administrator has full and exclusive discretionary authority: (i) to determine the terms of any offering; (ii) to designate from time to time which subsidiaries of the Company shall be eligible to participate in the ESPP; (iii) to construe, interpret and apply the terms of the ESPP, and, in the exercise of this power, to correct any defect, omission or inconsistency in the ESPP, in a manner and to the extent it shall deem necessary or expedient to make the ESPP fully effective; (iv) to determine eligibility and to adjudicate all disputed claims filed under the ESPP; (v) to adopt rules or procedures relating to the operation and administration of the ESPP, including, without limitation, rules and procedures regarding eligibility to participate in the ESPP or any offering, the definition of compensation, handling of payroll deductions, making of contributions to the ESPP (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of stock certificates which vary with local requirements and such other procedures as are necessary to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States; (vi) to adopt such procedures and sub-plans as necessary or appropriate to permit participation in the ESPP by employees who are foreign nationals or employed outside the United States; and (vii) to exercise such other powers as it deems necessary in promoting the best interests of the Company and its subsidiaries and carrying out the intent of the ESPP. The Administrator’s findings, decisions, and determinations are final and binding upon all parties. The Board of Directors may retain the authority to concurrently administer the ESPP with the Compensation Committee and may, at any time, revert to the Board of Directors some or all of the powers previously delegated. Whether or not the Board of Directors has delegated administration of the ESPP to a Committee, the Board of Directors shall have the final power to determine all questions of policy and expediency that may arise in the administration of the ESPP.
Eligibility. Each employee of the Company or employee of the Company’s designated subsidiaries who is a common law employee and whose customary employment with the Company or one of its designated subsidiaries is at least 20 hours per week is eligible to participate in the ESPP; except that no employee will be granted an option under the ESPP (i) to the extent that, immediately after the grant, such employee would own 5% or more of the total combined voting power of all classes of the Company’s capital stock or the capital stock of one of its designated subsidiaries, or (ii) to the extent that his or her rights to purchase stock under all of the Company’s employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Before the beginning of each offering period, the Administrator may designate (on a uniform and nondiscriminatory basis) certain categories of employees as eligible or ineligible to participate in the offering, including those (i) who have not completed 2 years of service since their most recent hire date, (ii) whose customary employment is less than (a) 20 hours per week or (b) five months in a calendar year or (iii) who are highly compensated employees. As of March 28, 2023, approximately 1,593 employees were eligible to participate in the ESPP, including 6 executive officers.
Offering Period. The ESPP has consecutive offering periods that begin approximately every six months commencing on the first trading day on or after July 1 and terminating on the last trading day of the offering period ending on December 31 and commencing on the first trading day on or after January 1 and terminating on the last trading day of the offering period ending on June 30. The Administrator has the power to change the commencement date and/or the duration of future offering periods without stockholder approval if such change is announced prior to the scheduled beginning of the first offering period to be affected, provided that no offering period shall exceed 27 months.
Participation. To participate in the ESPP, an eligible employee must authorize payroll deductions pursuant to the ESPP. Such payroll deductions may not exceed 30% of a participant’s compensation on each pay day during the offering period; provided, however, that should a payday occur on an exercise date, a participant will have the payroll deductions made on such day applied to his or her account under the subsequent offering period. An employee’s subscription agreement will remain in effect for successive offering periods until the employee withdraws from the ESPP or the employee’s employment with the Company or one of its designated subsidiaries terminates. At the beginning of each offering period, each participant automatically is granted an option to purchase shares of the Company’s Common Stock. The option expires at the end of the offering period or upon termination of employment, whichever is earlier, but is exercised at the end of each offering period to the extent of the payroll deductions accumulated during such offering period. Unless the Administrator determines otherwise, participants may not increase or decrease the rate of their payroll deductions during an offering period, other than a decrease due to a discontinuance of participation.
Purchase Price. The purchase price of shares of the Company’s Common Stock under the ESPP will be determined by the Administrator on a uniform and nondiscriminatory basis prior to an offering date, subject to compliance with Section 423 of the Internal Revenue Code. Unless and until the Administrator determines otherwise, the purchase price will be equal to 85% of the fair market value of the Company’s common stock on the first day of the offering period or the last day of the offering period, whichever is lower. The fair market value of the Company’s common stock on any relevant date will be the closing price per share as reported on Nasdaq on such date or, if such market is not open for trading on such date, on the most recent preceding date when such market is open for trading.
Payment of Purchase Price. The number of shares of the Company’s Common Stock that a participant may purchase in each offering period will be determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that offering period by the purchase price; provided, however, that a participant may not purchase more than 10,000 shares during each offering period (or such other number as the Administrator may designate in its discretion for any future offering).
Payroll Deductions. All payroll deductions made for a participant are credited to the participant’s bookkeeping account under the ESPP, are withheld in whole percentages only not to exceed 30% of the employee’s compensation which he or she receives on pay day, and are included with the Company’s general funds. Funds received by the Company pursuant to exercises under the ESPP are used for general corporate purposes. A participant may not make any additional payments into his or her account. Should a pay day occur on an exercise date, a participant will have the payroll deductions made on such day applied to his or her account under the subsequent purchase or offering period. A participant’s election will remain in effect for successive offering periods unless terminated as described in the section titled “Withdrawal; Termination of Employment” below.
Payroll deductions for a participant will commence on the first pay day following the offering date and will end on the last pay day prior to the exercise date of such offering period to which such authorization is applicable, unless sooner terminated by the participant as described in the section titled “Withdrawal; Termination of Employment” below.
A participant may discontinue his or her participation in the ESPP by (i) properly completing and submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator, the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator. If a participant has not followed such procedures, the rate of his or her payroll deductions will continue at the originally elected rate throughout the offering period and future offering periods (unless terminated as described in the section titled “Withdrawal; Termination of Employment” below). Unless the Administrator determines otherwise prior to the beginning of an offering period, a participant may not increase or decrease the rate of his or her payroll deductions during the offering period, other than a decrease due to a discontinuance of participation. To the extent the Administrator permits changes in payroll deductions, the Administrator may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by participants during any offering period.
Notwithstanding the foregoing, to the extent necessary to comply with the Internal Revenue Code and the terms of the ESPP, or if the Administrator reasonably anticipates a participant has contributed a sufficient amount to purchase a number of shares of common stock equal to or in excess of the applicable limit for such offering period, a participant’s payroll deductions may be decreased to 0% at any time during an offering period. Subject to the Internal Revenue Code and terms of the ESPP, or for Participants who have had their contributions reduced due to the applicable limits on the maximum number of shares that may be purchased in any offering period, payroll deductions will recommence at the rate originally elected by the participant effective as of the beginning of the first offering period which is scheduled to end in the following calendar year, unless terminated by the participant as described in the section titled “Withdrawal; Termination of Employment” below.
At the time the option is exercised, in whole or in part, or at the time some or all of the common stock issued under the ESPP is disposed of, the participant must make adequate provision for the Company’s or employer’s federal, state, or any other tax liability payable to any authority, national insurance, Social Security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the common stock. At any time, the Company or the employer may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company or the employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the employer any tax deductions or benefits attributable to sale or early disposition of common stock by the eligible employee.
Notwithstanding any provision of the ESPP, no payroll deductions may commence during an offering period unless the shares of common stock to be issued upon exercise of the options granted in the offering are covered by an effective registration statement pursuant to the Securities Act. If on an offering date the shares of common stock are not so registered, no payroll deductions shall take effect on such offering date, and the offering date shall be delayed until the shares of common stock are subject to such an effective registration statement.
No interest will accrue on the payroll deductions of a participant in the ESPP.
Option Exercise. Unless a participant withdraws from the ESPP or an employee’s employment terminates with the Company or its designated subsidiary, a participant’s option for the purchase of shares is exercised automatically on each exercise date, and the maximum number of full shares subject to the option will be purchased for the participant at the applicable purchase price with his or her accumulated payroll deduction. No fractional shares may be purchased and any accumulated payroll deductions not sufficient to purchase a full share is retained in the participant’s account for the subsequent offering period. Any funds left over in a participant’s account after the purchase date due to such funds exceeding the price of shares available to the participant as a result of certain limitations set forth in the ESPP will be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares is exercisable only by him or her.
If the Administrator determines that, on a given exercise date, the number of shares of common stock with respect to which options are to be exercised may exceed (i) the number of shares of common stock that were available for sale under the ESPP on the offering date of the applicable offering period, or (ii) the number of shares of common stock available for sale under the ESPP on such exercise date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the shares of common stock available for purchase on such offering date or exercise date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase common stock on such exercise date, and either (x) continue all offering periods then in effect or (y) terminate any or all offering periods then in effect. The Company may make a pro rata allocation of the shares available on the offering date of any applicable offering period, notwithstanding any authorization of additional shares for issuance under the ESPP by the stockholders subsequent to such offering date.
Delivery. As soon as reasonably practicable after each exercise date on which a purchase of shares of common stock occurs, the Company will arrange the delivery to each participant, as appropriate, of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of common stock subject to any Option granted under the Plan until such shares have been purchased and delivered to the Participant.
Withdrawal; Termination of Employment. A participant may generally withdraw all, but not less than all, of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the ESPP at any time by submitting written notice to the Company’s payroll office or by following an electronic or other withdrawal procedure prescribed by the Administrator. All of the participant’s payroll deductions credited to his or her account will be paid as promptly as practicable after receipt of notice of withdrawal, the participant’s option for the offering period will be automatically terminated, and no further payroll deductions will be made for the offering period. If a participant withdraws from an offering period, payroll deductions will not resume at the beginning of the succeeding offering period unless the participant re-enrolls in the ESPP. A participant’s withdrawal from an offering period will not have any effect upon his or her eligibility to participate in any similar plan which may be adopted by the Board of Directors or in succeeding offering periods. If a participant fails to remain as an employee of the Company or its designated subsidiary, or ceases to meet the ESPP eligibility requirements, he or she is deemed to have withdrawn from the ESPP and payroll deductions credited to such participant’s account but not yet used will be returned to such participant. In the event of the death of a participant, the Company shall deliver any remaining cash balance to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash balance to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. All shares held by a broker or designated agent of the Company shall be delivered to such beneficiary named under the brokerage or agent account (or if there is no such beneficiary, as provided under the account).
Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other of the Company’s securities, or other change in the Company’s corporate structure affecting the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, then the Administrator will, in such manner as it may deem equitable, adjust the number and class of common stock which may be delivered under the ESPP, the purchase price per share and the number of shares of common stock covered by each option under the ESPP which has not yet been exercised, and the maximum number of shares a participant can purchase during an offering period.
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will shorten any offering periods then in progress by setting a new exercise date and any offering periods will end on the new exercise date. The new exercise date will be prior to the dissolution or liquidation. If the Administrator shortens any offering periods then in progress, the Administrator will notify each participant in writing, at least ten business days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.
Change in Control. In the event of a merger or “change in control,” as defined in the ESPP, each outstanding option under the ESPP will be assumed or an equivalent option or right will be substituted by the successor corporation or a parent or subsidiary of the successor corporation (including a right to receive the same consideration paid to the stockholders in the merger or change in control). In the event the successor corporation refuses to assume or substitute for the options, the Administrator will shorten any offering periods then in progress by setting a new exercise date and any offering periods will end on the new exercise date. The new exercise date will be prior to the merger or change in control. If the Administrator shortens any offering periods then in progress, the Administrator will notify each participant in writing prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.
Amendment or Termination. The Administrator may, in its sole discretion and at any time and for any reason, amend, suspend or terminate the ESPP. If the ESPP is terminated, the Administrator, in its discretion, may elect to terminate all outstanding offering periods either immediately or upon completion of the purchase of shares of common stock on the next exercise date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit offering periods to expire in accordance with their terms (and subject to any adjustments). If the offering periods are terminated prior to expiration, all amounts then credited to participants’ accounts which have not been used to purchase shares of common stock will be returned to the participants (without interest, except as otherwise required under local laws) as soon as administratively practicable.
Without stockholder approval and without limiting the foregoing, the Administrator is entitled to: (i) change the offering periods; (ii) limit the frequency and/or number of changes in the amount withheld during an offering period; (iii) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars;

(iv) permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections; (v) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with amounts withheld from the participant’s compensation; and (vi) establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the ESPP.
In the event the Administrator determines that the ongoing operation of the ESPP may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and without stockholder approval or the consent of any participant, and, to the extent necessary or desirable, modify, amend or terminate the ESPP to reduce or eliminate such accounting consequences, including but not limited to: (i) amending the ESPP to conform with the safe harbor definition under FASB ASC ¶718-50-25-1, including with respect to an offering period underway at the time; (ii) altering the purchase price for any offering period including an offering period underway at the time of the change in purchase price; (iii) shortening any offering period by setting a new exercise date or terminating any outstanding offering period and returning contributions made through such date to participant, including an offering period underway at the time of the Administrator action; (iv) allocating shares; (v) reducing the maximum percentage of compensation a participant may elect to set aside as payroll deductions; and (vi) reducing the maximum number of shares of common stock a participant may purchase during any offering period.
Aggregate Purchases Under the Employee Stock Purchase Plan
The table below shows, as to each NEO and the various indicated groups, the aggregate number of shares of Company common stock purchased under the ESPP since the plan’s inception through March 28, 2023. Non-employee directors are not eligible to participate in the Purchase Plan.
Name	Number of shares purchased pursuant to the ESPP
NEOs
Lev Peker	1,302
David Meniane	3,433
Ryan Lockwood	3,433
Houman Akhavan	3,433
Alfredo Gomez	0
Kals Subramanian	0
All Executive Officers (including NEOs above)	13,238
All Other Employees	135,313
Total	148,551
Certain Federal Tax Aspects
The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.
The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first date of the applicable offering period. Any additional gain will be treated as long term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase.
The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE ESPP. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

ANNUAL REPORT
A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2022, (excluding the exhibits thereto) accompanies the proxy materials being mailed to all stockholders. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material. Stockholders may obtain a copy of the Annual Report and any of our other filings with the SEC, without charge, by writing to our Corporate Secretary, CarParts.com, Inc., 2050 W. 190th Street, Suite 400, Torrance, California 90504. The Annual Report on Form 10-K (including the exhibits thereto) is also available on the SEC’s website at www.sec.gov.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2023
AT THE OFFICES OF THE COMPANY LOCATED AT
2050 W. 190TH STREET, SUITE 400, TORRANCE, CALIFORNIA 90504.
This proxy statement and our annual report on Form 10-K for the year ended December 31, 2022 are also available at http://carparts.com/investor. We encourage you to access and review all of the important information contained in the proxy materials before voting. To obtain directions to be able to attend the stockholder meeting and vote in person, please contact our Corporate Secretary, at our principal executive offices at 2050 W. 190th Street, Suite 400, Torrance, California 90504 or by calling us at (424) 205-5512. You will also be required to register for the meeting at proxyvote.com to attend the meeting in person.

ADDITIONAL INFORMATION
Stockholder Proposals Pursuant to Rule 14a-8
A stockholder seeking to have a proposal included in the Company’s proxy statement for our 2024 annual meeting of stockholders (the “2024 Annual Meeting”) must comply with Rule 14a-8 under the Exchange Act. Such stockholder proposals must be received by us not later than December 30, 2023 and must comply with the requirements of Rule 14a-8. Such stockholder proposals should be addressed to CarParts.com, Inc., Attn: Corporate Secretary, 2050 W. 190th Street, Suite 400, Torrance, California 90504.
Stockholder Proposals and Director Nominations
If a stockholder wishes to submit a proposal that is not intended to be included in our proxy statement under Rule 14a-8 of the Exchange Act, or wishes to nominate a person as a candidate for election to the Board, the stockholder must submit the proposal or nomination not earlier than January 26, 2024, and not later than 5:00 p.m., Pacific time, on February 25, 2024. Any such proposals or nominations must be submitted in accordance with the requirements specified in the Bylaws and, if applicable, Rule 14a-19 under the Exchange Act. Stockholders are advised to review by the Bylaws carefully.
Stockholders Sharing the Same Address
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single copy of Annual Meeting materials to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are stockholders will be “householding” the Company’s proxy materials. A single copy of the Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Annual Meeting Materials, please notify your broker or the Company. Direct your written request to CarParts.com, Inc., Attn: Corporate Secretary, 2050 W. 190th Street, Suite 400, Torrance, California 90504 or contact the Company by telephone at (424) 205 5512. Stockholders who currently receive multiple copies of the Annual Meeting Materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER BUSINESS
The Board of Directors is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this proxy statement. If any other matter requiring a vote of the stockholders arises, it is intended that the proxy holders will vote the shares they represent as the Board of Directors may recommend. The enclosed proxy grants the proxy holders discretionary authority to vote on any such other matters properly brought before the Annual Meeting.
By Order of the Board of Directors

David Meniane
Chief Executive Officer

APPENDIX A
SUPPLEMENTAL FINANCIAL INFORMATION
NON-GAAP MEASURES
The table below reconciles net loss to Adjusted EBITDA for the periods presented (in thousands):
	Fiscal Year Ended
	December 31, 2022	January 1, 2022	January 2, 2021
Net loss	$(951)	(10,339)	(1,513)
Depreciation & amortization	13,607	9,895	7,657
Amortization of intangible assets	108	110	102
Interest expense, net	1,421	1,089	1,694
Taxes	632	351	307
EBITDA	$14,817	$1,106	$8,247
Stock compensation expense	$11,296	$15,685	$7,778
Adjusted EBITDA	$26,113	$16,791	$16,025
A-1

Appendix B
CARPARTS.COM, INC.
2021 EMPLOYEE STOCK PURCHASE PLAN
1. General.
(a) Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock through accumulated payroll deductions. The Company’s intention is to have the Plan and Offerings thereunder qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.
(b) Effectiveness. The first Offering Period under the Plan will commence on the first Trading Day on or after July 1, 2021, as provided in Section 4.
2. Definitions.
(a) “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.
(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the Plan.
(c) “Board” means the Board of Directors of the Company.
(d) “Change in Control” means the occurrence of any of the following events:
(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or
(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
(iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or
(iv) A change in the composition of the Board occurring within a two (2) year period, as a result of which less than a majority of the Directors are Incumbent Directors. “Incumbent Directors” means Directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company).
(e) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.
(f) “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.
(g) “Common Stock” means the common stock of the Company.
(h) “Company” means CarParts.com, Inc., a Delaware corporation.

(i) “Compensation” means an Employee’s base straight time gross earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.
(j) “Designated Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan or any Offering.
(k) “Director” means a member of the Board.
(l) “Eligible Employee” means any individual who is a common law employee of an Employer and is customarily employed for at least twenty (20) hours per week. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves. Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave. The Administrator, in its discretion, from time to time may, prior to the Offering Date of an Offering, determine (on a uniform and nondiscriminatory basis) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5)months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), or (iv) is a highly compensated employee under Section 414(q) of the Code with compensation above a certain level or who are Officers or subject to the disclosure requirements of Section 16(a) of the Exchange Act. Notwithstanding any provision of the Plan, the Administrator may in its sole discretion prior to the Offering Date of an Offering determine that citizens or residents of a foreign jurisdiction who are employed by the Company or a Designated Subsidiary shall not be Eligible Employees if, as of the Offering Date of the grant of an Option to citizens or residents of the foreign jurisdiction is prohibited under the laws of such jurisdiction; or compliance with the laws of the foreign jurisdiction would cause the Offering to violate the requirements of Code Section 423. For rules regarding participation of foreign Subsidiaries, Section 27 shall govern.
(m) “Employer” means any one or all of the Company and its Designated Subsidiaries.
(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
(o) “Exercise Date” means the last Trading Day of each Purchase Period. Notwithstanding the foregoing, the Administrator, in its discretion, from time to time may, prior to the Offering Date of an Offering, determine (on a uniform and nondiscriminatory basis) when the Exercise Dates will occur during a Purchase Period.
(p) “Fair Market Value” means, with respect to shares of Common Stock, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Administrator. Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Fair Market Value of shares of Common Stock on a given date for purposes of the Plan shall be the closing sale price of the shares as reported on the NASDAQ Global Market on such date or, if such market is not open for trading on such date, on the most recent preceding date when such market is open for trading.
(q) “Fiscal Year” means the fiscal year of the Company.
(r) “New Exercise Date” means a new Exercise Date set by shortening any Offering Period then in progress.
(s) “Offering” means the grant of Options to purchase shares of Common Stock under the Plan to Eligible Employees. The terms of each Offering need not be identical; provided, however, that the rights and privileges established with respect to an Offering will apply in an identical manner to all employees of the Company and each Designated Subsidiary that are granted Options under the Offering.
(t) “Offering Date” means the first Trading Day of each Offering Period.

(u) “Offering Period” means the period of time the Administrator may determine prior to an Offering Date, for Options to be granted on such Offering Date, during which an Option granted under the Plan may be exercised, not to exceed twenty-seven (27) months. Unless the Administrator provides otherwise, Offering Periods will have a duration of approximately six (6) months (i) commencing on the first Trading Day on or after January 1 of each year and terminating on the last Trading Day in the period ending the following June 30, approximately six (6) months later, and (ii) commencing on the first Trading Day on or after July 1 of each year and terminating on the last Trading Day in the period ending the following December 31, approximately six (6) months later. The first Offering Period under the Plan will commence on the first Trading Day on or after July 1, 2021, and will end on the last Trading Day on or before December 31, 2021. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 19 and 20.
(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(w) “Option” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(y) “Participant” means an Eligible Employee who holds an outstanding Option granted pursuant to the Plan.
(z) “Plan” means this CarParts.com, Inc. 2021 Employee Stock Purchase Plan, as set forth herein and as may be amended from time to time.
(aa) “Purchase Period” means the period during an Offering Period during which shares of Common Stock may be purchased on a Participant’s behalf in accordance with the terms of the Plan or Offering. Unless and until the Administrator provides otherwise, the Purchase Period will have the same duration and coincide with the length of the Offering Period.
(bb) “Purchase Price” shall be determined by the Administrator (on a uniform and nondiscriminatory basis) prior to an Offering Date for all Options to be granted on such Offering Date, subject to compliance with Section 423 of the Code and Treasury regulations promulgated thereunder (or any successor rule or provision or any other Applicable Laws) or pursuant to Section 20. Unless and until the Administrator provides otherwise with respect to an Offering, the Purchase Price will be equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or the Exercise Date, whichever is lower.
(cc) “Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.
(dd) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(ee) “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.
3. Eligibility.
(a) Offering Periods. Any individual who is an Eligible Employee on a given Offering Date of any Offering Period will be eligible to participate in the Plan, subject to the requirements of Section 5.
(b) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an Option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or

Subsidiary of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.
4. Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Administrator will determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The first Offering Period under the Plan will commence on the first Trading Day on or after July 1, 2021, and will end on the last Trading Day in the period ending December 31, 2021, approximately six (6) months later. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.
5. Participation. An Eligible Employee may participate in the Plan pursuant to Section 3 by (a) submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Offering Date, a properly completed subscription agreement authorizing payroll deductions in the form provided by the Administrator for such purpose, or (b) following an electronic or other enrollment procedure prescribed by the Administrator.
6. Payroll Deductions.
(a) At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding thirty percent (30%) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a Participant will have the payroll deductions made on such day applied to his or her account under the subsequent Purchase or Offering Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.
(b) Payroll deductions for a Participant will commence on the first pay day following the Offering Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.
(c) All payroll deductions made for a Participant will be credited to his or her account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.
(d) A Participant may discontinue his or her participation in the Plan as provided in Section 10 by (i) properly completing and submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator, the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator. If a Participant has not followed such procedures, the rate of his or her payroll deductions will continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless terminated as provided in Section 10). Unless the Administrator determines otherwise prior to the beginning of an Offering Period, a Participant may not increase or decrease the rate of his or her payroll deductions during the Offering Period, other than a decrease due to a discontinuance of participation. To the extent the Administrator permits changes in payroll deductions, the Administrator may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by Participants during any Offering Period.
(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), or if the Administrator reasonably anticipates a Participant has contributed a sufficient amount to purchase a number of shares of Common Stock equal to or in excess of the applicable limit for such Offering Period (as set forth in Section 7 or as established by the Administrator), a Participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Subject to Section 423(b)(8) of the Code and Section 3(b) hereof, or for Participants who have had their contributions reduced due to the applicable limits on the maximum number of shares that may be purchased in any Offering Period, payroll deductions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f) At the time the Option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s or Employer’s federal, state, or any other tax liability payable to any authority, national insurance, Social Security or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Common Stock. At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.
(g) Notwithstanding any provision of the Plan, no payroll deductions may commence during an Offering Period unless the shares of Common Stock to be issued upon exercise of the Options granted in the Offering are covered by an effective registration statement pursuant to the Securities Act. If on an Offering Date the shares of Common Stock are not so registered, no payroll deductions shall take effect on such Offering Date, and the Offering Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement.
7. Grant of Option. On the Offering Date of each Offering, each Eligible Employee participating in such Offering will be granted an Option to purchase on each Exercise Date during the applicable Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Offering Period more than ten thousand (10,000) shares of the Common Stock (subject to any adjustment made by the Administrator and announced prior to the scheduled beginning of the first Offering Period to be affected thereafter or pursuant to Section 19), and provided further that such purchase will be subject to the limitations set forth in Sections 3(b) and 13. The Eligible Employee may accept the grant of such Option by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offerings, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period or Offering Period. Exercise of the Option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The Option will expire on the last day of the Offering Period.
8. Exercise of Option.
(a) Unless a Participant withdraws from the Plan as provided in Section 10, his or her Option will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the Option will be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares of Common Stock will be purchased; any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full share will be retained in the Participant’s account for the subsequent Offering, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s Option to purchase shares hereunder is exercisable only by him or her.
(b) Notwithstanding any contrary Plan provision, if the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which Options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising Options to purchase Common Stock on such Exercise Date, and either (A) continue all Offering Periods then in effect or (B) terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant, as appropriate, of the shares purchased upon exercise of his or her Option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any Option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.
10. Withdrawal.
(a) Pursuant to procedures established by the Administrator, a Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her Option under the Plan at any time by (i) submitting to the Company’s payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Administrator. All of the Participant’s payroll deductions credited to his or her account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal and such Participant’s Option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5 hereof.
(b) A Participant’s withdrawal from an Offering will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offerings which commence after the termination of the Offering from which the Participant withdraws.
11. Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s Option will be automatically terminated.
12. Interest. No interest will accrue on the payroll deductions of a Participant in the Plan.
13. Stock.
(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock which will be made available for sale under the Plan will be 750,000  ~~250,000~~   shares.
(b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.
(c) Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant.
14. Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. As of the date hereof, the Compensation Committee of the Board is the Administrator of the Plan. The Administrator will have full and exclusive discretionary authority, subject to, and within the limitations of, the express provisions of the Plan:
(a) To determine how and when Options to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Options (which need not be identical);
(b) To designate from time to time which Subsidiaries of the Company shall be eligible to participate in the Plan as Designated Subsidiaries;

(c) To construe, interpret and apply the terms of the Plan and, in the exercise of this power, correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;
(d) To determine eligibility and to adjudicate all disputed claims filed under the Plan;
(e) To adopt rules or procedures relating to the operation and administration of the Plan, including, without limitation, rules and procedures regarding eligibility to participate in the Plan or any Offering, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of stock certificates which vary with local requirements and such other procedures as are necessary to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States;
(f) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States; and
(g) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as a tax-qualified employee stock purchase plan.
Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revert to the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
15. Death of Participant. In the event of the death of a Participant, the Company shall deliver any remaining cash balance to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash balance to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. All shares held by a broker or designated agent of the Company shall be delivered to such beneficiary named under the brokerage or agent account (or if there is no such beneficiary, as provided under the account).
16. Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an Option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw from an Offering in accordance with Section 10 hereof.
17. Use of Funds. The Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions. Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.
18. Reports. Individual bookkeeping accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any. Notwithstanding the foregoing, all payroll deductions received under the Plan shall be deposited with the general funds of the Company except where applicable law requires that contributions be deposited with an independent third party.
19. Adjustments, Dissolution, Liquidation, Merger or Change in Control.
(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock which may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised, and the numerical limits of Sections 7 and 13 hereof.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding Option will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (including a right to acquire the same consideration paid to the stockholders in the merger or Change in Control). In the event that the successor corporation refuses to assume or substitute for the Option, the Offering Period with respect to which such Option relates will be shortened by setting a New Exercise Date and will end on the New Exercise Date. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
20. Amendment or Termination.
(a) The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts which have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable.
(b) Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.
(c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(i) amending the Plan to conform with the safe harbor definition under FASB ASC 718-50-25-1, including with respect to an Offering Period underway at the time;

(ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;
(iii) shortening any Offering Period by setting a New Exercise Date or terminating any outstanding Offering Period and returning contributions made through such date to Participant, including an Offering Period underway at the time of the Administrator action;
(iv) allocating shares;
(v) reducing the maximum percentage of Compensation a Participant may elect to set aside as payroll deductions; and
(vi) reducing the maximum number of Shares a Participant may purchase during any Offering Period or Purchase Period.
Such modifications or amendments will not require stockholder approval or the consent of any Plan Participants.
21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22. Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23. Term of Plan. The Plan will become effective upon its adoption by the Board, but no Options shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after of its approval by the Board. The Plan will continue in effect until terminated under Section 20 or until no Options are available for grants hereunder.
24. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
25. Covenants of the Company. The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Options. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Options unless and until such authority is obtained.
26. Not a Contract of Employment. The Plan and Offerings do not constitute an employment contract. Nothing in the Plan or in any Offering shall in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Subsidiary, or on the part of the Company or a Subsidiary to continue the employment of a Participant.
27. International Participants. The Committee shall have the power and authority to allow any of the Company’s Subsidiaries other than Designated Subsidiaries to adopt and join in a portion of this Plan for employees of any such Subsidiary who are generally not subject to income taxation by the United States, and such portion is not intended to comply with Section 423 of the Code (the “Non-U.S. Portion”). If the Committee allows any Subsidiary other than a Designated Subsidiary to adopt the Non-U.S. Portion of the Plan, the Committee may allow certain employees of such Subsidiaries who work or reside outside of the United States an opportunity to acquire shares of Common Stock in accordance with such special terms and conditions as the Committee may adopt from time to time, which terms and conditions may modify the terms and conditions set forth elsewhere in this Plan, with respect to such employees. Without limiting the authority of the Committee, the special terms and conditions that may be adopted with respect to any foreign country need not be the same for all foreign countries; and may include but are not limited to the right to participate, procedures for elections to participate, the payment of any interest with respect to amounts received from or credited to accounts held for the benefit of such employees who elect to participate, the purchase price of any shares of Common Stock to be acquired, the length of any Offering Period, the maximum amount of contributions, credits or shares that may be acquired by any such participating employees, and a participating employee’s rights in the event of his or her death, disability, withdrawal from participation in the purchase of shares under the Non-U.S. Portion of the Plan, or termination of employment. Any rights granted under the Non-U.S. Portion of the Plan to must be limited to non-resident alien individuals employed by Subsidiaries that are not Designated Subsidiaries and operate outside the United States, such that the grant is treated under section 1.409A-1(b)(8) of the Treasury Regulations as not providing deferred compensation for such individuals.
28. Governing Law. The provisions of the Plan shall be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.

EXHIBIT A to 2021 Employee Stock Purchase Plan
CARPARTS.COM, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT
☐	Original Application	Offering Date:
☐	Change in Payroll Deduction Rate
1.
I,                 , hereby elect to participate in the CarParts.com, Inc. 2021 Employee Stock Purchase Plan (the “Plan”), and subscribe to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.

2.
I hereby authorize payroll deductions from each paycheck in the amount of    % of my Compensation on each payday (from 0% to 30%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3.
I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option and purchase Common Stock under the Plan.

4.	I have received a copy of the complete Plan and its accompanying prospectus. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.
5.	Shares of Common Stock purchased for me under the Plan should be issued in my name.
6.
I understand that if I dispose of any shares received by me pursuant to the Employee Stock Purchase Plan within two (2) years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one (1) year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me.

7.
If I dispose of such shares at any time after the expiration of the two (2)-year and one (1)-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

8.	I hereby agree to be bound by the terms of the Plan and the applicable Offering document. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.
I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.
Dated:
Signature of Employee
[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

EXHIBIT B to 2021 Employee Stock Purchase Plan
CARPARTS.COM, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL
The undersigned Participant in the Offering Period of the CarParts.com, Inc. 2021 Employee Stock Purchase Plan (the “Plan”) that began on             (the “Offering Date”), hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all of the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.
Name:
Address:

Signature:
Date:

CARPARTS.COM, INC.
ATTN: CORPORATE SECRETARY
2050 W. 190TH ST.
SUITE 400
TORRANCE, CA 90504

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON
If you are a stockholder of record, you may vote in person at the meeting by requesting a ballot. To attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com. Please note that you will need to print your admission ticket and bring a valid photo ID to attend the Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V14699-P90660 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARPARTS.COM, INC.

	For All	Withhold All	For All Except
1. Election of the following Class II Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Henry Maier
02) Nanxi Liu

NOTE: Such other business, if any, as may properly come before the Annual Meeting, or any adjournment, postponement or extension thereof.

The Board of Directors recommends you vote FOR the above nominees, FOR proposals 2, 3, and 5 and 3 years for proposal 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

If you plan to attend the meeting in person, please register and print an admission ticket in advance at proxyvote.com, following the instructions set forth in the proxy statement. You will need the 16-digit control number printed on the other side of this proxy card.

Questions? Please contact us at 1-424-205-5512.

V14700-P90660

CARPARTS.COM, INC.
Annual Meeting of Stockholders
May 25, 2023 9:00 AM, PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Meniane and Ryan Lockwood, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CARPARTS.COM, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, PDT on May 25, 2023, at CarParts.com, Inc., 2050 W. 190th St., Suite 400, Torrance, CA 90504, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side